UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

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KIMCO REALTY CORPORATION

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KIMCO REALTY CORPORATION

3333 NEW HYDE PARK ROAD

NEW HYDE PARK, NY 11042-0020

Notice of Annual Meeting of Stockholders

Dear Stockholder:

We cordially invite you to attend the annual stockholders’ meeting of Kimco Realty Corporation, a Maryland corporation (the “Company”).  The meeting will be held on Tuesday, May 1, 2012 at 10:00 a.m. (local time), at 277 Park Avenue, 17th Floor, New York, NY 10172.  At the annual meeting, stockholders will be asked to:

1.

elect nine directors to serve for a term of one year and until their successors are duly elected and qualify;

2.

consider and vote upon the advisory approval of the Company’s executive compensation (“Say on Pay”);

3.

consider and vote upon the approval of an amendment to the Company’s 2010 Equity Participation Plan to increase the number of shares of common stock authorized for issuance under that plan by 5,000,000 shares;

4.

consider and vote upon the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2012; and

5.

transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The Proxy Statement more fully describes these proposals.

The Board of Directors of the Company recommends that stockholders vote FOR the election of the Board of Director nominees named in the Proxy Statement; FOR the advisory approval of the Company’s executive compensation; FOR the approval of an amendment to the Company’s 2010 Equity Participation Plan; and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2012.

Only stockholders of our common stock at the close of business on Friday, March 2, 2012, the record date, are entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

We are pleased to take advantage of the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet.  We believe that this e-proxy process will expedite stockholders’ receipt of proxy materials, lower the costs and reduce the environmental impact of our annual meeting.  We will send a full set of proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) on or about March 30, 2012, and provide access to our proxy materials over the Internet, beginning on March 20, 2012, for the holders of record and beneficial owners of our common stock as of the close of business on the record date.  The Notice of Internet Availability instructs you on how to access and review the Proxy Statement and our annual report.  The Notice of Internet Availability also instructs you on how you may submit your proxy over the Internet.

YOUR PROXY IS IMPORTANT TO US.  Whether or not you plan to attend the annual meeting, please vote as soon as possible to ensure that your shares will be represented at the annual meeting.

By Order of the Board of Directors,

/s/ Bruce M. Rubenstein

Bruce M. Rubenstein

Vice President, General Counsel and Secretary

March 20, 2012

KIMCO REALTY CORPORATION

3333 NEW HYDE PARK ROAD, NEW HYDE PARK, NY 11042-0020

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

to be held on May 1, 2012

We are providing you with this Proxy Statement in connection with the solicitation of proxies to be used at our 2012 Annual Meeting of Stockholders (the “Meeting”) of Kimco Realty Corporation, a Maryland corporation (the “Company”).  The Meeting will be held at 277 Park Avenue, 17th Floor, New York, NY 10172, on Tuesday, May 1, 2012, at 10:00 a.m. (local time) for the purposes set forth in the Notice of Annual Meeting of Stockholders.  This Proxy Statement contains important information regarding our Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and information about voting procedures.  As used in this Proxy Statement, “we,” “us,” “our,” “Kimco” or the “Company” refers to Kimco Realty Corporation, a Maryland corporation.

This solicitation is made by the Company on behalf of the Board of Directors of the Company (the “Board of Directors”).  Costs of this solicitation will be borne by the Company.  Directors, officers, employees and agents of the Company and its affiliates may also solicit proxies by telephone, telegraph, fax, e-mail or personal interview.  The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to stockholders.  The Company will pay fees of approximately $6,500 to Alliance Advisors, L.L.C. for soliciting proxies for the Company.

Holders of our common stock, par value $0.01 per share (“Common Stock”) at the close of business on March 2, 2012, the record date, may vote at the Meeting.  We refer to the holders of our Common Stock as “stockholders” throughout this Proxy Statement.  Each stockholder is entitled to one vote for each share of Common Stock held as of the close of business on the record date.  At the close of business on March 2, 2012, the record date for the Meeting, there were 407,617,533 shares of Common Stock issued and outstanding.  The presence at the Meeting, in person or by proxy, of holders of a majority of such shares will constitute a quorum for the transaction of business at the Meeting.

Stockholders can vote in person at the Meeting or by proxy.  There are three ways to vote by proxy:

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By Telephone - Stockholders located in the United States can authorize their proxy by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or

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By Internet - Stockholders can authorize their proxy over the Internet at www.proxyvote.com by following the instructions on the proxy card; or

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By Mail - If you received your proxy materials by mail, you can authorize your proxy by mail by signing, dating and mailing the enclosed proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on April 30, 2012.

Voting Instructions

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record.  You must follow the instructions of the holder of record in order for your shares to be voted.  Telephone and Internet proxy authorization also will be offered to stockholders owning shares through certain banks and brokers.  If your shares are not registered in your own name and you plan to vote your shares in person at the Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card or authorized by you by telephone or internet (your “proxies”) will vote your shares in the manner you indicate.  If you sign and return the proxy card or authorized your proxies by telephone or internet without indicating your instructions, your shares will be voted as follows:

FOR the election of all nominees for Director (see Proposal 1); FOR the advisory approval of the Company’s executive compensation (see Proposal 2); FOR the approval of an amendment to the Company’s 2010 Equity Participation Plan (see Proposal 3); FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2012 (see Proposal 4); and in the discretion of the proxy holder on any other matter that may properly come before the Meeting.

To be voted, proxies must be filed with the Secretary of the Company prior to the Meeting.  Proxies may be revoked at any time before exercise at the Meeting (i) by filing a notice of such revocation with the Secretary of the Company, (ii) by filing a later-dated proxy with the Secretary of the Company or (iii) by voting in person at the Meeting.  Dissenting stockholders will not have rights of appraisal with respect to any matter to be acted upon at the Meeting.

Brokers or other nominees who hold shares of Common Stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Meeting.  Under Maryland law, a broker non-vote occurs when a broker or other nominee returns a properly executed proxy but does not vote on a matter because it does not have the discretion to direct the voting of the shares on that matter.  Broker non-votes and abstentions will be counted for purposes of calculating whether a quorum is present at the Meeting.

The vote required for each proposal is listed below:

	Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal 1	Election of nine directors	Majority of votes cast with respect to a nominee	No
Proposal 2	Advisory approval of the Company’s executive compensation	Majority of the votes cast on the proposal	No
Proposal 3	Approval of an amendment to the Company’s 2010 Equity Participation Plan	Majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents over 50% in interest of all the securities entitled to vote on the proposal	No
Proposal 4	Ratification of auditors for fiscal year 2012	Majority of the votes cast on the proposal	Yes

With respect to Proposals 2, 3 and 4, you may vote FOR, AGAINST or ABSTAIN.  If you ABSTAIN from voting on Proposal 2, the abstention will have no effect because it will not be a vote cast.  If you ABSTAIN from voting on Proposal 3, the abstention will have the same effect as a vote against the proposal.  If you ABSTAIN from voting on Proposal 4, the abstention will have no effect because it will not be a vote cast.

With respect to Proposal 1, you may vote FOR all nominees, WITHHOLD your vote as to all nominees, or FOR all nominees except those specific nominees from whom you WITHHOLD your vote.  A properly executed proxy marked WITHHOLD with respect to the election of one or more directors will not be voted with respect to the director or directors indicated.  The nominees receiving the majority of votes cast will be elected as directors (i.e., the number of shares voted for a director must exceed the number of votes withheld for that director).

If you intend to vote in person, you may be asked to present valid photo identification, such as a driver’s license or passport, before being admitted to the Meeting.  Cameras, recording devices and other electronic devices will not be permitted at the Meeting.  If you hold shares in “street name” (that is, through a bank, broker or other nominee) and would like to attend the Meeting, you will need to bring an account statement or other acceptable evidence of ownership of our Common Stock on March 2, 2012, the record date for voting.  Alternatively, in order to vote, you may obtain a proxy from your bank, broker or other nominee and bring the proxy to the Meeting.

The U.S. Securities and Exchange Commission’s rules permit us to deliver a single Notice of Internet Availability or set of Meeting materials to one address shared by two or more of our stockholders.  We have delivered only one Proxy Statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date.  We will promptly deliver, upon written or oral request, a separate copy of the Notice of Internet Availability or Meeting materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered.  If you prefer to receive separate copies of the Proxy Statement or annual report, contact Broadridge Financial Solutions, Inc. at 1-800-542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717.  If you are currently a stockholder sharing an address with another stockholder and are receiving more than one Proxy Statement and annual report and wish to receive only one copy of future Notices of Internet Availability, Proxy Statements and annual reports for your household, please contact Broadridge at the above phone number or address.

PROPOSAL 1

Election of Directors

The Company’s Bylaws, as amended (the “Bylaws”), provide that all directors be elected at each annual meeting of stockholders.  Our Board of Directors is currently comprised of nine directors.  The persons named as proxies in the accompanying form of proxy intend to vote in favor of the election of the nine nominees for director designated below to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.  It is expected that each of these nominees will be able to serve, but if any such nominee is unable to serve, the proxies may vote for another person nominated by the Nominating and Corporate Governance Committee and approved by the Board of Directors or the Board of Directors may, to the extent permissible by the Bylaws, reduce the number of directors to be elected at the Meeting.

Information Regarding Nominees

Milton Cooper, age 83, is the Executive Chairman of the Board of Directors for the Company.  Mr. Cooper served as the Chairman of the Board of Directors and Chief Executive Officer of the Company from November 1991 to December 2009.  In addition, Mr. Cooper was Director and President of the Company for more than five years prior to November 1991.  In 1960, Mr. Cooper, along with a partner, founded the Company’s predecessor.  Mr. Cooper led the Company through its IPO and growth over the past five decades.  In addition, Mr. Cooper received a National Association of Real Estate Investment Trusts (“NAREIT”) Industry Leadership Award for his significant and lasting contributions to the REIT industry.  Mr. Cooper is also a director at Getty Realty Corporation and Blue Ridge Real Estate/Big Boulder Corporation.  Mr. Cooper graduated from City College in New York and Brooklyn Law School.

Key experience and qualifications to serve on the Board of Directors include:

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Mr. Cooper co-founded the Company and plays a unique role in maintaining the Company’s continuing commitment to its core values of integrity, creativity and stability.  Mr. Cooper’s service on the Board of Directors allows the Company to preserve its distinctive culture and history and bolsters the morale of its employees.

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Mr. Cooper’s reputation within the NAREIT community and among the Company’s business partners contributes significantly to the Company’s continued leadership in the REIT industry.

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Mr. Cooper’s ability to communicate, encourage and foster diverse discussions of the Company’s business, together with his five decades of executive leadership experience, make Mr. Cooper a highly effective Executive Chairman of the Board of Directors.

Philip E. Coviello, age 68, has been a Director of the Company since May 2008 and currently serves on the Audit, Executive Compensation and Nominating and Corporate Governance Committees.  Mr. Coviello was a partner at Latham & Watkins LLP, an international law firm, for 18 years until his retirement from that firm in 2003.  In addition, since 1996, Mr. Coviello has been a Director of Getty Realty Corporation, where he serves as Chair of the Audit Committee and as a member of its Compensation and Governance and Nominating Committees.  Mr. Coviello holds an A.B. from Princeton University, an L.L.B. from the Columbia University School of Law and an M.B.A. from the Columbia University School of Business.

Key experience and qualifications to serve on the Board of Directors include:

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35 years of experience counseling Boards of Directors and senior management as a corporate partner at Latham & Watkins LLP on a wide range of corporate governance, regulatory compliance and other issues that affect public companies.

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Decades of experience as both issuers’ and underwriters’ counsel in capital markets transactions and heavy involvement in the presentation and analysis of hundreds of audited financial statements, pro forma financial statements and SEC filings, including representing the Company in its initial public offering.

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Mr. Coviello’s contributions to the Company’s Audit Committee are bolstered by his service as Chair of the Audit Committee of Getty Realty Corporation, where Mr. Coviello oversees the work of Getty’s Chief Financial Officer, directly interfaces with Getty’s independent registered public accounting firm and is involved with Getty’s Sarbanes-Oxley internal controls compliance work, which has resulted in an unqualified report on internal control over financial reporting from the independent registered public accounting firm for every year in which such a report has been required.

Richard G. Dooley, age 82, has been a Director of the Company since December 1991.  Mr. Dooley currently serves as the Lead Independent Director, the Chair of the Nominating and Corporate Governance Committee and a member of the Audit and Executive Compensation Committees.  From 1993 to 2003, Mr. Dooley was a consultant to, and from 1978 to 1993, served as the Executive Vice President and Chief Investment Officer of the Massachusetts Mutual Life Insurance Company.  Mr. Dooley is also a

Director, Chair of the Compensation Committee, and member of the Audit and Corporate Governance Committees of Jefferies Group, Inc., a major global securities and investment banking firm listed on the New York Stock Exchange.  Mr. Dooley holds a B.S. degree from Northeastern University and an M.B.A. from the Wharton School of the University of Pennsylvania.

Key experience and qualifications to serve on the Board of Directors include:

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Expertise in corporate strategy development, organizational development and operational and corporate governance issues arising in complex organizations.

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Familiarity with Sarbanes-Oxley compliance, internal auditing and financial controls issues and extensive financial expertise and experience with public accounting matters for global organizations.

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Responsibility for portfolio investing in a wide variety of real estate properties and developments as Executive Vice President and Chief Investment Officer of the Massachusetts Mutual Life Insurance Company, bringing to the Company both executive leadership and real estate investment experience.

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Expertise as a Chartered Financial Analyst and investment professional with decades of experience in analyzing and evaluating financial statements.

Joe Grills, age 76, has been a Director of the Company since January 1997 and is the Chair of the Executive Compensation Committee and a member of the Audit and Nominating and Corporate Governance Committees.  Mr. Grills was employed by IBM from 1961 to 1993 and held various positions in financial management in both IBM’s domestic and international businesses.  Mr. Grills served as a member (1994-2007) and Co-Chairman of the Board of Directors (2002-2007) of a cluster of BlackRock (Merrill Lynch) Mutual Funds from 1994 to 2007.  He was a Director, was Vice Chairman, was Chairman and is currently Chairman Emeritus of the Montpelier Foundation.  He is on the Investment Advisory Committee of the Virginia Retirement System, Vice Chairman (2002-2005) and Chairman (2005-2009).  In addition, Mr. Grills is a Trustee and Chairman of the Investment Committee of the Woodberry Forest School and on the Investment Committee (Chairman 2007-2011) of the National Trust for Historic Preservation and on its Audit and Finance Committees.  Mr. Grills is on the Individual Investment Advisory Committee of the New York Stock Exchange.  He is a former Chairman and member of the Committee on Investment of Employee Benefit Assets of the Association of Financial Professionals.  Mr. Grills also participates in research and study sponsored by Russell 20/20.  Mr. Grills holds a B.A. from Duke University and an M.B.A. from the University of Chicago.

Key experience and qualifications to serve on the Board of Directors include:

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Experience as IBM’s Chief Investment Officer of the IBM Retirement Fund with wide-ranging expertise in domestic and international financial matters and strategic deliberations.

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Extensive experience with internal audit and business controls while at IBM and on other audit committees.

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Extensive service on boards of directors and memberships on boards of directors committees in diverse corporate and non-profit organizations with broad and deep familiarity with corporate governance and executive oversight matters.

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Experience in compensation matters through wide advisory capacities and exposure to current executive compensation trends.

David B. Henry, age 63, has been the Chief Executive Officer of the Company since December 31, 2009, President since December 2008 and Chief Investment Officer and Vice Chairman of the Board of Directors since April 2001.  Prior to joining the Company, Mr. Henry was the Chief Investment Officer of G.E. Capital Real Estate since 1997 and has held various positions at G.E. Capital for more than five years prior to 1997.  Mr. Henry is also a director of Fairfield County Bank, a mutual savings bank and a director and Chairman of the Compensation Committee of HCP, Inc.  Mr. Henry is the Chairman and a Trustee of the International Council of Shopping Centers (ICSC), on the Board of Governors of NAREIT and a member of The Real Estate Roundtable.  Mr. Henry graduated from Bucknell University with a B.S. in Business Administration and received his M.B.A. from the University of Miami.

Key experience and qualifications to serve on the Board of Directors include:

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Day-to-day leadership, as CEO of the Company, with a unique perspective on the overall strategic execution of the Company.

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Service for 10 years as the Company’s Chief Investment Officer and leadership in the Company’s investment management process, portfolio reviews, new business initiatives and employee communication efforts.

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23 years of experience at G.E. Capital Real Estate, serving the last 5 years as Chief Investment Officer/Senior Vice President and Chairman of G.E. Capital Investment Advisors.

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Experience on the senior management team for real estate investments totaling more than $20.0 billion in 11 countries worldwide in his role at G.E. Capital.

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Service as a Trustee and current Chairman of the ICSC, member of the Board of Governors of NAREIT and The Real Estate Roundtable provides the Board of Directors with a global understanding of REITs and current industry and market trends.

F. Patrick Hughes, age 64, has been a Director of the Company since October 2003.  Mr. Hughes is currently the Chair of the Audit Committee and a member of the Executive Compensation and Nominating and Corporate Governance Committees.  Mr. Hughes is a Certified Public Accountant.  Mr. Hughes has been the President of Hughes & Associates, LLC since October 2003.  In addition, Mr. Hughes was a Director for Nottingham Properties, Inc. from 2001 to 2007 and Chairman of the Board of Directors from 2006 to 2007.  Mr. Hughes previously served as the Chief Executive Officer, President and Trustee of Mid-Atlantic Realty Trust from its formation in 1993 to 2003.  Mr. Hughes is also a Trustee of the State Retirement and Pension System of Maryland and serves as Vice Chairman of its Investment Committee and is Chairman of its Audit Committee.  Mr. Hughes also serves on the Board of Directors of the John Hopkins Prostate Cancer Advisory Board and as the Chair on the Advisory Board for the John Hopkins University Real Estate Institute.  Mr. Hughes served on the Board of Directors of Hoffberger Holdings, LLC from 2001 to 2008, St. Ignatius Loyola Academy 1994 to 2009 and Society of St. Sulpice-Financial Advisory Board from 1982 to 2009.  Mr. Hughes earned his B.A. from Loyola University in Maryland and his Executive M.B.A. from the Sellinger School of Business in Baltimore, Maryland.

Key experience and qualifications to serve on the Board of Directors include:

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39 years of progressive commercial real estate experience.

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Financial expertise and extensive experience with capital markets transactions and investments in both public and private companies.

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Experience as the founder and CEO of Mid-Atlantic Realty Trust provided Mr. Hughes with real estate industry and entrepreneurial experience which allows him to evaluate the Company’s business climate, strategy and new business opportunities.

Frank Lourenso, age 71, has been a Director of the Company since December 1991.  Mr. Lourenso has been an Executive Vice President of JPMorgan Chase & Co. (“J.P. Morgan,” and successor by merger to The Chase Manhattan Bank and Chemical Bank, N.A.) since 1990.  Mr. Lourenso was a Senior Vice President of J.P. Morgan for more than five years prior to 1990.  Mr. Lourenso is a member of the Board of Trustees of St. Joseph’s College.  Mr. Lourenso holds a B.B.A. and an M.B.A. from Baruch College.

Key experience and qualifications to serve on the Board of Directors include:

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Executive Vice President of J.P. Morgan, one of the world’s leading financial services firms with global scale and reach, bringing to the Board of Directors the perspective of a financial executive with exposure to a wide array of economic, social and corporate governance issues.

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Extensive experience with capital markets matters in the real estate industry and a key contributor to the Board of Directors’ strategic liquidity and capital discussions.

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Expertise in management oversight and financial matters relating to complex global organizations.

Colombe M. Nicholas, age 67, has been a Director of the Company since May 2011.  Ms. Nicholas is currently a member of the Executive Compensation and Nominating and Corporate Governance Committees.  Ms. Nicholas has served as a consultant since 2002 to Financo Global Consulting, the international consulting division of Financo, Inc., focusing on identifying expansion opportunities and providing growth advice to companies.  Ms. Nicholas’ retail experience includes Bonwit Teller, Bloomingdales’s and R.H. Macy.  From the 1980s to 2000, Ms. Nicholas has served as President and Chief Executive Officer of Anne Klein Group, President and Chief Executive Officer of Orr Felt Company, President and Chief Operating Officer of Giorgio Armani Fashion Corporation and President and Chief Executive Officer of Christian Dior New York.  While at Christian Dior New York, Ms. Nicholas led sales growth from $125 million to $425 million.  Ms. Nicholas has previously served on the Board of Directors of Oakley, Inc. and The Mills Corporation.  Ms. Nicholas currently serves on the Board of Directors of Tandy Brand and Herbalife International.  Ms. Nicholas has a B.A. from the University of Dayton, a J.D. from the University of Cincinnati College of Law and an honorary doctorate in business administration from Bryant College of Rhode Island.

Key experience and qualifications to serve on the Board of Directors include:

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Over 10 years of experience in the retail industry in various executive positions provides familiarity and a broad understanding of the operation of retail shopping centers.

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Experience as President and Chief Executive Officer at major licensing, apparel and accessory manufacturing corporations provides insight into management’s day to day actions and responsibilities related to sales of those products.

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Experience through service on other public company boards and knowledge of corporate governance best practices in publicly-traded companies in today’s business environment.

Richard Saltzman, age 55, has been a Director of the Company since July 2003.  Mr. Saltzman is a member of the Executive Compensation and Nominating and Corporate Governance Committees.  Mr. Saltzman has served since May 2003 as the President of Colony Capital LLC, a global real estate investment management firm where Mr. Saltzman shares responsibility for the firm’s global operations and guides the strategic planning, acquisition and asset management activities of Colony and oversees new business initiatives.  Mr. Saltzman has been the CEO, President and a Director of Colony Financial Inc. (NYSE listed-CLNY) since September 2009.  Prior to joining Colony Capital LLC, Mr. Saltzman was a Managing Director and Vice Chairman of Merrill Lynch’s investment banking division and held various other positions at Merrill Lynch for more than five years prior to that time.  Mr. Saltzman has a B.A. from Swarthmore College and an M.S. from Carnegie-Mellon University.

Key experience and qualifications to serve on the Board of Directors include:

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More than 30 years of experience in real estate, including investing as a principal and as an investment manager, capital markets and investment banking.

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Significant experience with REITs, including initial public offerings, other capital markets products and mergers and acquisitions.

•

More than 20 years of direct experience interacting in various capacities with the Company.

Vote Required

Nominees for director shall be elected by a majority of the votes cast in person or by proxy at the Annual Meeting.  A majority of the votes cast means the affirmative vote of a majority of the total votes cast “for” and “against” such nominee.  For purposes of the election of directors, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES SET FORTH IN THIS PROXY STATEMENT.

General Information About the Board of Directors

Term of Office.  All directors of the Company serve terms of one year and until the election and qualification of their respective successors.

Attendance at Board of Directors Meetings and 2011 Annual Meeting.  The Board of Directors met seven times in person or telephonically in 2011.  All of the current members of the Board of Directors attended at least 86% of the meetings held during their tenure.  All of the Directors of the Board of Directors were in attendance at the 2011 Annual Meeting of Stockholders held on May 4, 2011.  Our Director attendance policy is included in our Corporate Governance Guidelines, which are available through the Investors/Governance/Governance Documents section of the Company’s website located at www.kimcorealty.com and is available in print to any stockholder who requests it.

Communications with Directors.  The Audit Committee and the non-management directors have established procedures to enable anyone who has a concern about the Company’s conduct or policies, or any employee who has a concern about the Company’s accounting, internal accounting controls or auditing matters, to communicate that concern directly to the Board of Directors, the Lead Independent Director, the non-management directors or the Audit Committee.  Such communications may be confidential or anonymous, and may be submitted in writing to the Board of Directors, the Lead Independent Director or the non-management directors by sending a letter by mail addressed to the Board of Directors, the Lead Independent Director or the non-management directors c/o Secretary of the Company, Kimco Realty Corporation, 3333 New Hyde Park Road, New Hyde Park, New York, 11042-0020.  The Board of Directors has designated Richard G. Dooley as its Lead Independent Director to review these communications and present them to the entire Board of Directors or forward them to the appropriate Directors.

Director Independence

Our Board of Directors has adopted a formal set of categorical independence standards for directors.  These categorical standards specify the criteria by which the independence of our Directors will be determined, including guidelines for Directors and their immediate families with respect to past employment or affiliation with the Company or its independent registered public accounting firm.  These categorical standards meet, and in some areas exceed, the listing standards of the New York Stock Exchange (“NYSE”).  The Board of Directors’ categorical standards are available along with our Corporate Governance Guidelines, through the Investors/Governance/Governance Documents section of the Company’s website located at www.kimcorealty.com and is available in print to any stockholder who requests it.

In accordance with these categorical standards and the listing standards of the NYSE, the Board of Directors undertook its annual review of the independence of its Directors on February 7, 2012.  During this review, the Board of Directors considered transactions and relationships between each Director or members of his immediate family and the Company.  The Board of Directors also considered whether there were any transactions or relationships between Directors or members of their immediate family (or any entity of which a Director or an immediate family member is an executive officer, general partner or significant equity holder).  The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the Director is independent.

As a result of this review, the Board of Directors affirmatively determined that the following nominees for Director are independent of the Company and its management under the standards set forth in the categorical standards and the NYSE listing requirements:

Philip E. Coviello	Richard G. Dooley
Joe Grills	F. Patrick Hughes
Frank Lourenso	Colombe M. Nicholas
Richard Saltzman

In making these determinations, the Board of Directors considered the relationships and transactions described under the caption “Certain Relationships and Related Transactions” beginning on page 33.

In addition, none of the Directors’ family members serves as an executive officer of the Company.

Corporate Governance

Board Leadership Structure.  The Board of Directors has separated the roles of the Executive Chairman of the Board of Directors and the Chief Executive Officer (the “CEO”) in recognition of the differences between the two roles.  The CEO is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Executive Chairman of the Board of Directors provides guidance to the CEO, establishes the agenda for Board of Directors meetings in consultation with the CEO, and presides over meetings of the full Board of Directors.  Because Mr. Cooper, the Executive Chairman, is an employee of the Company and is therefore not “independent,” the Board of Directors has appointed the Chairman of the Nominating and Corporate Governance Committee, Richard G. Dooley, as Lead Independent Director to preside at all executive sessions of “non-management” directors, as defined under the NYSE.

Risk Oversight.  Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value.  A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company.  Management is responsible for establishing our business strategy, identifying and assessing the related risks and establishing appropriate risk management practices.  Our Board of Directors reviews our business strategy and management’s assessment of the related risk, and discusses with management the appropriate level of risk for the Company.

Our Board of Directors administers its risk oversight function with respect to our operating risk as a whole, and meets with management at least quarterly to receive updates with respect to our operations, business strategies and the monitoring of related risks.  The Board of Directors also delegates oversight to the Audit, Executive Compensation and Nominating and Corporate Governance Committees to oversee selected elements of risk:

•

Our Audit Committee selects and engages our independent registered public accounting firm and oversees financial risk exposures, including monitoring the integrity of the financial statements, internal controls over financial reporting, and the independence of the independent auditor of the Company.  The Audit Committee receives a risk and internal controls assessment report from the Company’s internal auditors on at least an annual basis and more frequently as appropriate. The Audit Committee also assists the Board of Directors in fulfilling its oversight responsibility with respect to compliance with legal and regulatory matters related to the Company’s financial statements and meets quarterly with our financial management, independent auditors and legal advisors for updates on risks related to our financial reporting function.  The Audit Committee also monitors our whistleblower hot line with respect to financial reporting matters.  The Audit Committee also oversees financial, credit and liquidity risk by working with our treasury function to evaluate elements of financial and credit risk and advise on our financial strategy, capital structure and long-term liquidity needs, and the implementation of risk mitigating strategies.  Individuals who supervise day-to-day risk in this area have direct access to the Board of Directors, and the Company’s Chief Financial Officer meets regularly with our Audit Committee to discuss and advise on elements of risks related to our credit risk and function.

•

Our Nominating and Corporate Governance Committee oversees governance related risks by working with management to establish corporate governance guidelines applicable to the Company, including recommendations regarding director nominees, the determination of director independence, Board of Directors leadership structure and membership on Board of Directors Committees.  The Company’s Nominating and Corporate Governance Committee also oversees risk by working with management to adopt codes of conduct and business ethics designed to support the highest standards of business ethics.  The Committee is briefed by our General Counsel’s office and others that participate in our whistleblower hotline as to any alleged violations of our codes of conduct and business ethics.

•

Our Executive Compensation Committee oversees risk management by participating in the creation of compensation structures that create incentives that support an appropriate level of risk-taking behavior consistent with the Company’s business strategy.

Our Board of Directors and Committees’ risk oversight responsibilities are discussed further in “Committees of the Board of Directors” below.

Committees of the Board of Directors

The following table identifies the current committee chairs and members:

	Audit Committee	Executive Compensation Committee	Nominating and Corporate Governance Committee
Independent Directors
Philip E. Coviello	X	X	X
Richard G. Dooley	X	X	C
Joe Grills	X	C	X
F. Patrick Hughes	C	X	X
Frank Lourenso
Colombe M. Nicholas		X	X
Richard B. Saltzman		X	X

Management Directors
Milton Cooper
David B. Henry

(C) Chair
(X) Member

Audit Committee.  The Audit Committee currently consists of Mr. Hughes, who is chairman of the Audit Committee, and Messrs. Dooley, Grills and Coviello, all of whom are independent directors.  Six meetings of the Audit Committee were held in person or telephonically during 2011.  Messrs. Hughes, Dooley, Grills and Coviello are each an “audit committee financial expert”, as determined by the Board of Directors in accordance with Item 407(d)(5) of Regulation S-K, and are “independent” from the Company as defined by the current listing standards of the NYSE.  The Audit Committee operates under a written charter, as amended, adopted by the Board of Directors.  A copy of the Audit Committee Charter, as amended, is available through the Investors/Governance/Committee Charting section of the Company’s website located at www.kimcorealty.com and is available in print to any stockholder who requests it.

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities as related to the Company’s risk management processes.  The Board of Directors and Audit Committee oversee (i) the integrity of the Company’s financial statements and financial reporting process and the Company’s systems of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the annual independent integrated audit of the Company’s consolidated financial statements and internal control over financial reporting, the engagement of the independent registered public accounting firm and the evaluation of the independent registered public accounting firm’s qualifications, independence and performance; (iv) policy standards and guidelines for risk assessment and risk management; (v) the Company’s compliance with legal and regulatory requirements, including the Company’s disclosure controls and procedures; and (vi) the fulfillment of the other responsibilities set out in the Audit Committee Charter, as adopted by the Board of Directors.  The Audit Committee receives regular reports from management regarding the Company’s assessment of risks.  In addition, the Audit Committee reports regularly to the Board of Directors.  The Board of Directors and Audit Committee focus on the Company’s general risk management strategy, and also ensure that risks undertaken by the Company are consistent with the business strategies approved by the Board of Directors.  While the Board of Directors oversees the Company’s risk management, management is responsible for the day-to-day risk management processes and reports directly to both the Board of Directors and Audit Committee on a regular basis and more frequently as appropriate.  The Board of Directors believes this division of responsibilities is the most effective approach for addressing the risks facing the Company.

Executive Compensation Committee.  The Executive Compensation Committee currently consists of Mr. Grills, who is chairman of the Executive Compensation Committee, and Messrs. Dooley, Hughes, Saltzman and Coviello and Ms. Nicholas, all of whom are independent directors.  The Board of Directors has established an Executive Compensation Committee to:  (i) review (in consultation with management or the Board of Directors), recommend to the Board of Directors for approval and evaluate the compensation plans, policies and programs of the Company, especially those regarding executive compensation; and (ii) determine the compensation of the chief executive officer and all other executive officers of the Company.

More specifically, the Executive Compensation Committee annually reviews and approves corporate goals and objectives relevant to the total direct compensation - that is, changes in base salary, bonus payments and equity awards - of the CEO.  For other named executive officers, the Executive Compensation Committee reviews their performance against these goals and objectives and, based on its evaluation, approves their total direct compensation.  The details of the processes and procedures involved are described in the Compensation Discussion and Analysis (“CD&A”) beginning on page 14.

Six meetings of the Executive Compensation Committee were held in person or telephonically during 2011.  The Executive Compensation Committee operates under a written charter adopted by the Board of Directors.  A copy of the Executive Compensation Committee Charter is available through the Investors/Governance/Committee Charting section of the Company’s website located at www.kimcorealty.com and is available in print to any stockholder who requests it.

The Board of Directors and Executive Compensation Committee, in consultation with management, have reviewed the design and operation of the Company’s incentive compensation arrangements, including the performance objectives and target levels used in connection with incentive awards, and evaluated the relationship between the Company’s risk management policies and practices and these arrangements.  As a result of this review, management has determined, and the Board of Directors has affirmed management’s determination, that the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company because they do not encourage the Company’s employees to take excessive or unnecessary risks.  The Executive Compensation Committee believes that the combination of the Company’s (i) balanced approach to compensation, (ii) reliance on a variety of performance measures and (iii) use of both quantitative and qualitative assessments of performance reflected in the Company’s compensation program is consistent with the Company’s objectives and risk profile.  Accordingly, the performance objectives in the Company’s annual incentive compensation plan are balanced with those contained in the Company’s long-term incentive compensation plan to ensure that both are aligned and consistent with the Company’s long-term business plan.  The Company’s mix of equity-based awards has been allocated to ensure an appropriate combination of incentive and retention objectives, and the Company has established stock ownership guidelines to ensure that the interests of the Company’s executive officers are aligned with the interests of the Company’s stockholders.

In reaching its conclusion that the Company’s compensation policies and practices do not encourage excessive and unnecessary risk taking, the Executive Compensation Committee considered several factors including salaries, bonuses and equity awards.  The Company’s benefits and retirement plans are not linked to performance.  There is an annual performance-based bonus program for employees that provides a discretionary award based on the respective level in the Company, individual performance and overall Company performance.  While the Company’s bonus program for its leasing personnel is tied to personal production for new lease deals and renewals, management is comfortable that this bonus opportunity fairly incentivizes leasing personnel without being excessive.  In addition, executive bonuses and equity awards are based on certain performance measures (established by the Executive Compensation Committee and management) including, but not limited to, funds from operations, results from operations, contributions from real estate investment programs and operating businesses, financial considerations, individual performance and enterprise-wide performance.  The Company’s long-term equity awards consist primarily of restricted stock and stock options.  These awards are intended to further link recipients’ interests with stockholder interests.  The Company’s Executive Severance Plan and employment agreements with its named executive officers (“NEOs”) and certain members of management also provide severance protections.  Since there are no performance-based aspects of these severance arrangements, and the Company generally retains the ability to terminate an executive “for cause” without triggering severance, the Executive Compensation Committee does not believe these agreements encourage excessive risk-taking.  The Executive Compensation Committee believes that it is not overly reliant on any single measure of performance and assesses actual results against each performance measure as well as taking into account overall performance against targets.  In addition to the quantitative performance measures, the Executive Compensation Committee also assesses the broader business environment and relative performance of the Company to evaluate individual performance.  Finally, the Executive Compensation Committee considers changes in the business, industry and capital markets environment in determining compensation policies and practices.

Nominating and Corporate Governance Committee.  The Board of Directors has established a Nominating and Corporate Governance Committee which currently consists of Mr. Dooley, who is chairman of the Nominating and Corporate Governance Committee, and Messrs. Grills, Hughes, Saltzman and Coviello and Ms. Nicholas, all of whom are independent directors.  The functions of the Nominating and Corporate Governance Committee include recommending candidates for annual election to the Board of Directors, to fill vacancies on the Board of Directors that may arise from time-to-time and senior management succession.  The Nominating and Corporate Governance Committee is not limited to any specific process in identifying candidates and will consider candidates suggested by other members of the Board of Directors, as well as candidates recommended by stockholders.  Such recommendations should include the name and address and other pertinent information about the candidate as is required to be included in the Company’s Proxy Statement.  Recommendations should be submitted to the Secretary of the Company.  In addition, the Nominating and Corporate Governance Committee is authorized to retain search firms and other consultants to assist it in identifying candidates and fulfilling other duties.

As described in the Company’s Corporate Governance Guidelines, consideration is given to assuring that the Board of Directors, as a whole, considers diversity in its broadest sense, including persons diverse in geography, gender and ethnicity as well as representing diverse experiences, skills and backgrounds.  We believe a diverse group can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment.  The Board of Directors and Nominating and Corporate Governance Committee take into account many factors in recommending candidates for a director position.  These factors include, but are not limited to, the ability to make independent analytical inquiries; general understanding of marketing, finance, accounting and other elements relevant to the success of a publicly-traded company in today’s business environment; understanding of the Company’s business on a technical level; other board service and educational and professional background.  In addition, each candidate nominee must possess fundamental qualities of intelligence, honesty, good judgment, high ethics and standards of integrity, fairness and responsibility.  The Board of Directors and the Nominating and Corporate Governance Committee evaluate each individual candidate by considering all appropriate factors as a whole.  The Company’s approach favors active deliberation rather than using rigid formulas to assign relative weights to these factors.  Following the end of each fiscal year, the Nominating and Corporate Governance Committee establishes the criteria for and conducts an annual assessment of the performance of the Board of Directors with respect to these factors.  Consideration of other corporate governance principles or modifications of such principles may also be discussed at that time.

The Nominating and Corporate Governance Committee is also responsible for ensuring that the Company adheres to good corporate governance principles and for developing and implementing the Company’s (i) Corporate Governance Guidelines that apply to all of its directors and management and (ii) Code of Business Conduct and Ethics for all of its directors and employees.  The Nominating and Corporate Governance Committee is also charged with the task of ensuring the Company’s compliance with all NYSE listing requirements.  Four meetings of the Nominating and Corporate Governance Committee were held in person or telephonically during 2011.  The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors.  Copies of the Nominating and Corporate Governance Committee charter, the Corporate Governance Guidelines, and the Code of Business Conduct and Ethics are available through the Investors/Governance section of the Company’s website located at www.kimcorealty.com and are available in print to any stockholder who requests it.

The Nominating and Corporate Governance Committee at the Company is responsible for reviewing the leadership structure of the Board of Directors.  As part of this review, the Committee evaluates (i) whether to have a Lead Independent Director, (ii) the responsibilities of the positions of Chairman of the Board of Directors and Lead Independent Director, and (iii) the qualifications for those positions, including whether the position of Chairman of the Board of Directors should be held by the Chief Executive Officer, an independent director, or a non-independent director other than the Chief Executive Officer.  The Committee makes its recommendation to the full Board of Directors, which is responsible for approving the leadership structure of the Board of Directors.  The Board of Directors has named Richard G. Dooley as its Lead Independent Director.  In this capacity, Mr. Dooley is designated to chair executive sessions of the Company’s Non-Management Directors and to act as a liaison between management and other independent directors.

Attendance at Committee Meetings.  Each of the Directors comprising these various Committees of the Board of Directors attended at least 83% of all meetings of such Committees held during their tenure.

Meetings of Non-Management Directors.  The Non-Management Directors meet in executive session at each in-person Board of Directors meeting, and more frequently if necessary.  “Non-Management” Directors are all those Directors who are not employees of the Company.  The Non-Management Directors consist of Messrs. Dooley, Grills, Hughes, Lourenso, Saltzman and Coviello and Ms. Nicholas.

Executive Officers

The following table sets forth information with respect to the executive officers of the Company as of March 16, 2012.

Name	Age	Position	Joined Kimco
Milton Cooper	83	Executive Chairman of the Board of Directors	Co-Founder
David B. Henry	63	Chief Executive Officer, President and Vice Chairman of the Board of Directors	2001
Michael V. Pappagallo	53	Executive Vice President, Chief Operating Officer	1997
Glenn G. Cohen	48	Executive Vice President, Chief Financial Officer and Treasurer	1995

The executive officers of the Company serve in their respective capacities for approximately one-year terms and are subject to re-election by the Board of Directors, generally at the time of the annual meeting of the Board of Directors following the 2012 Annual Meeting of Stockholders.

Please see Proposal 1 - Election of Directors - Information Regarding Nominees starting on page 3 for information regarding Milton Cooper and David B. Henry.

Michael V. Pappagallo was appointed Chief Operating Officer of the Company in April 2010, previously Chief Financial Officer, a position he assumed in May 1997.  Mr. Pappagallo directs the implementation of the Company’s business strategy as well as the day to day activities of its shopping center business.  Prior to joining Kimco in 1997, Mr. Pappagallo was the Chief Financial Officer of G.E. Capital’s Commercial Real Estate Financing business, and held various other financial and business development positions.  Mr. Pappagallo’s background also includes nine years at the accounting firm KPMG LLP, where he served as Senior Manager in the audit group, with serving a variety of clients in industries ranging from financial services to manufacturing.  Mr. Pappagallo received an accounting degree from Iona College in New Rochelle, NY in 1981.  He is a Certified Public Accountant and a member of NAREIT and ICSC.

Glenn G. Cohen was appointed Chief Financial Officer of the Company in June 2010, and continues as Treasurer, a position he has held since 1997.  Mr. Cohen directs the Company’s financial and capital strategy and oversees the day-to-day accounting, financial reporting and planning, tax, treasury and capital market activities.  Prior to joining Kimco in 1995 as Director of Accounting and Taxation, Mr. Cohen served as Chief Operating Officer and Chief Financial Officer for U.S. Balloon Manufacturing Company, Chief Financial Officer for EMCO Sales and Service, L.P. and spent six years at the public accounting firm Coopers & Lybrand, LLP (predecessor to PricewaterhouseCoopers LLP), where he served as a manager in the audit group.  Mr. Cohen received a Bachelor of Science degree in accounting from the State University of New York at Albany in 1985.  He is a Certified Public Accountant and a member of NAREIT and ICSC.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information available to the Company, as of March 2, 2012*, with respect to shares of its Common Stock and Class F, Class G and Class H Preferred Stock (i) held by those persons known to the Company to be the beneficial owners (as determined under the rules of the SEC) of more than 5% of such shares and (ii) held, individually and as a group, by the directors and executive officers of the Company.

	Shares Owned Beneficially (#)					Percent of Class (%)
Name & Address (where required) of Beneficial Owner	Common		Class F	Class G	Class H	Common	Class F(1)	Class G(1)	Class H(1)

The Vanguard Group Inc.	45,126,268	(2)	-	-	-	11.1	-	-	-
100 Vanguard Blvd Malvern, PA 19355

BlackRock, Inc.	30,014,978	(3)	-	-	-	7.4	-	-	-
40 East 52nd Street New York, NY 10022

FMR, LLC	28,688,126	(4)	-	-	-	7.0	-	-	-
82 Devonshire Street Boston, MA 02109

Cohen & Steers Inc.	25,729,808	(5)	-	-	-	6.3	-	-	-
280 Park Ave. 10th Floor New York, NY 10017

	Shares Owned Beneficially (#)						Percent of Class (%)
Name & Address (where required) of Beneficial Owner	Common		Class F	Class G		Class H	Common	Class F(1)	Class G(1)	Class H(1)

APG Asset Management US Inc.	25,728,141	(6)	-	-		-	6.3	-	-	-
666 Third Ave. New York, NY 10017

Invesco Ltd.	24,460,536	(7)					6.0
1555 Peachtree St. NE Atlanta, GA 30309

Milton Cooper	11,913,596	(8)(9)	-	-		-	2.9	-	-	-
c/o Kimco Realty Corporation 3333 New Hyde Park Rd. New Hyde Park, NY 11042

David B. Henry	1,463,250	(10)	-	-		-	*	-	-	-
Michael V. Pappagallo	1,247,334	(11)	-	-		-	*	-	-	-
Glenn G. Cohen	423,642	(12)	-	-		-	*	-	-	-
Frank Lourenso	390,517	(13)	-	-		-	*	-	-	-
Richard G. Dooley	389,720	(14)	-	-		-	*	-	-	-
Joe Grills	264,305	(15)	-	-		-	*	-	-	-
Richard Saltzman	204,880	(16)	-	-		-	*	-	-	-
F. Patrick Hughes	194,441	(17)	-	-		-	*	-	-	-
Philip E. Coviello	84,701	(18)	5,000	8,500	(19)		*	-	-	-
Colombe M. Nicholas	19,985	(20)	-	-			*	-	-	-

All Directors and executive officers as a group	16,596,371		5,000	8,500		-	4.1	-	-	-

* Less than 1%

*  The Company’s issuance of 16,000 shares of Class I Preferred Stock was completed March 20, 2012.

(1)

Not applicable.  The Company’s Class F, Class G and Class H Preferred Stock are, generally, not voting securities of the Company.

(2)

The Company has received a copy of Schedule 13G as filed with the SEC by Vanguard Group Inc. (“Vanguard”) reporting ownership of these shares as of December 31, 2011.  As reported in said Schedule 13G, Vanguard has sole voting power with respect to 563,088 shares and has sole dispositive power for 44,563,180 shares.

(3)

The Company has received a copy of Schedule 13G as filed with the SEC by BlackRock, Inc. (“BlackRock”) reporting ownership of these shares as of December 31, 2011.  As reported in said Schedule 13G, BlackRock has sole voting power and sole dispositive power with respect to 30,014,978 shares.

(4)

The Company has received a copy of Schedule 13G as filed with the SEC by FMR, LLC. (“FMR”) reporting ownership of these shares as of December 31, 2011.  As reported in said Schedule 13G, FMR has sole voting power with respect to 581,365 shares and has sole dispositive power for 28,688,126 shares.

(5)

The Company has received a copy of Schedule 13G as filed with the SEC by Cohen and Steers Inc. (“Cohen and Steers”) reporting ownership of these shares as of December 31, 2011.  As reported in said Schedule 13G, Cohen and Steers has sole voting power with respect to 10,044,595 shares and has sole dispositive power for 25,729,808 shares.

(6)

The Company has received a copy of Schedule 13G as filed with the SEC by APG Asset Management US Inc. (“APG”) reporting ownership of these shares as of December 31, 2011.  As reported in said Schedule 13G, APG has sole voting power and sole dispositive power with respect to 25,728,141 shares.

(7)

The Company has received a copy of Schedule 13G as filed with the SEC by Invesco Ltd. reporting ownership of these shares as of December 31, 2011.  As reported in said Schedule 13G, APG has sole voting power with respect to 7,034,078 shares and has sole dispositive power for 24,411,519 shares.

(8)

Includes 345,000 shares held by a foundation controlled by Mr. Cooper.  Does not include 1,355,645 shares held by adult members of Mr. Cooper’s family, and 25,258 owned by Mrs. Cooper, his spouse, as to all of which shares Mr. Cooper disclaims beneficial ownership.  Includes options or rights to acquire 1,439,075 shares of Common Stock that are exercisable within 60 days of March 2, 2012 and 119,686 shares of restricted stock.

(9)

Excludes 2,065,358 shares held by KC Holdings, Inc., a private corporation in which Mr. Cooper holds less than 10% of the outstanding equity.  Mr. Cooper disclaims beneficial ownership of all shares indirectly held by KC Holdings, Inc. and does not share the power to vote or dispose of such shares.

(10)

Does not include 900 shares owned by Mr. Henry’s children, as to all of which Mr. Henry disclaims beneficial ownership.  Includes options or rights to acquire 1,134,045 shares of Common Stock that are exercisable within 60 days of March 2, 2012 and 121,911 shares of restricted stock.  Includes 163,322 shares held in a margin account.

(11)

Includes 331,450 shares held by Pappagallo Family Holdings LLC, a limited liability company in which Mr. Pappagallo owns a majority of the equity interest and is a co-managing member with his spouse.  Includes options or rights to acquire 807,014 shares of Common Stock that are exercisable within 60 days of March 2, 2012 and 93,870 shares of restricted stock.  Includes 331,450 shares held in a margin account.

(12)

Includes 412 shares held by Mr. Cohen for his children.  Includes options or rights to acquire 276,314 shares of Common Stock that are exercisable within 60 days of March 2, 2012, 9,866 shares held in his 401K account and 101,302 shares of restricted stock.  Includes 35,748 shares held in a margin account.

(13)

Does not include 4,500 shares owned by Mrs. Lourenso, his spouse, as to all of which shares Mr. Lourenso disclaims beneficial ownership.  Includes 635 shares held by Mr. Lourenso as trustee for the benefit of his granddaughter.  Does not include 4,174 shares owned by Mr. Lourenso’s children, as to all of which Mr. Lourenso disclaims beneficial ownership.  Includes options or rights to acquire 169,000 shares of Common Stock that are exercisable within 60 days of March 2, 2012 and 16,125 shares of restricted stock.

(14)

Includes options or rights to acquire 169,000 shares of Common Stock that are exercisable within 60 days of March 2, 2012 and 16,125 shares of restricted stock.

(15)

Includes options or rights to acquire 169,000 shares of Common Stock that are exercisable within 60 days of March 2, 2012 and 16,125 shares of restricted stock.  Includes 15,000 shares held in a margin account.

(16)

Includes 50 shares held by Mr. Saltzman for his son.  Includes options or rights to acquire 157,750 shares of Common Stock that are exercisable within 60 days of March 2, 2012 and 16,125 shares of restricted stock.

(17)

Includes options or rights to acquire 152,126 shares of Common Stock that are exercisable within 60 days of March 2, 2012 and 16,125 shares of restricted stock.

(18)

Includes 4,500 shares held in a Testamentary Trust in which Mr. Coviello is a trustee.  Does not include 6,500 shares owned by Mrs. Coviello, his spouse, as to all of which shares Mr. Coviello disclaims beneficial ownership.  Includes options or rights to acquire 31,500 shares of Common Stock that are exercisable within 60 days of March 2, 2012 and 16,542 shares of restricted stock.

(19)

Includes 1,000 shares held in a Testamentary Trust in which Mr. Coviello is a trustee.

(20)

Includes options or rights to acquire 9,167 shares of Common Stock that are exercisable within 60 days of March 2, 2012 and 9,167 shares of restricted stock.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

We pay our NEOs using salary, annual incentive and equity awards.  We seek to pay our NEOs in a way that encourages long-term increases in stockholder value and long-term employee retention.  We also recognize that our NEO pay must compete with what comparable employers pay.  For 2011, our NEOs were:

•

Milton Cooper, Executive Chairman of the Board of Directors;

•

David B. Henry, President, Chief Executive Officer and Vice Chairman of the Board of Directors;

•

Michael V. Pappagallo, Executive Vice President and Chief Operating Officer;

•

Glenn G. Cohen, Executive Vice President and Chief Financial Officer; and

•

Barbara M. Pooley, Executive Vice President and Chief Administrative Officer. †

Our Board of Directors has an Executive Compensation Committee (the “Committee”) that administers and monitors what and how we pay our NEOs and other executives.  The Committee held six meetings in person or by phone during 2011.  The Committee is comprised of Joe Grills (Chairman), Philip Coviello, Richard Dooley, F. Patrick Hughes, Colombe M. Nicholas, and Richard Saltzman.  We encourage feedback from our stockholders regarding our executive compensation program.  In 2011, stockholders who participated in our “Say on Pay” advisory vote expressed satisfaction with a 99% approval on our approach on executive compensation of our NEOs.

For us, 2011 was a year of continuing economic challenges and uncertainty.  All five of our NEOs worked to strategically position Kimco for long-term performance by focusing their efforts on strengthening our domestic and international portfolios, maintaining our capital and liquidity positions, and operating competitively.  Our compensation decisions in 2011 emphasized rewarding the individual performances and achievements of our NEOs, commensurate with our business results, to successfully execute our vision as the premier owner and operator of retail shopping centers with our core business operations focusing on owning and operating neighborhood and community shopping centers through investments in North America, Canada and Latin America.

Executive Summary

Our Business

Kimco Realty Corporation is one of the nation’s largest publicly traded owners and operators of neighborhood and community shopping centers.  As of December 31, 2011, the Company had interests in 946 shopping center properties aggregating 138.1 million square feet of gross leasable area (“GLA”) and 845 other property interests, primarily through the Company’s preferred equity investments, other real estate investments and non-retail properties, totaling approximately 34.1 million square feet of GLA, for a grand total of 1,791 properties aggregating 172.2 million square feet of GLA, located in 44 states, Puerto Rico, Canada, Mexico, Chile, Brazil and Peru.

2011 Business Highlights

Despite continued challenges and uncertainties in the global economy and capital markets, we were able to deliver improved financial results and make progress on our business development strategies. Highlights of the 2011 fiscal year included:

•

Achieved recurring funds from operations (“recurring FFO”)‡ of $489.8 million or $1.20 per diluted share for the full year 2011, representing a 5 percent increase per diluted share over 2010 recurring FFO.

•

Ended December 31, 2011 with gross occupancy in the total international and U.S. shopping center portfolios of 93.3 percent and 93.2 percent, respectively, representing increases of 30 basis points on a sequential basis.

•

Executed 2,474 leases, renewals and options totaling over 8.0 million square feet in the combined shopping center portfolio.

•

Acquired interests in 21 retail properties (17 wholly-owned and four joint ventures) comprising 3.6 million square feet for $494 million in 2011.

•

Disposed of 31 non-strategic shopping centers for $158 million.

•

Monetized non-retail assets of approximately $295.4 million and reduced non-retail book values by approximately $286.6 million to approximately $512 million, representing less than 5.4% of total assets.

†  The Company entered into a release agreement with Ms. Pooley on January 18, 2012 governing the terms of her departure from the Company as of January 13, 2012.  As of January 13, 2012, Ms. Pooley was no longer an employee or NEO of the Company.

‡  We calculate funds from operations (“FFO”) (a non-GAAP financial measure within the meaning of the rules of the SEC) from net income available to the Company’s common stockholders, as shown on our Consolidated Statements of Operations, excluding (i) gains from sales of depreciated property, (ii) impairments of depreciable real estate and (iii) impairments of non-consolidated entities that are in-substance real estate investments, plus depreciation and amortization, after adjustments for unconsolidated partnerships and joint ventures and adjustments for unrealized remeasurement of derivative instruments.  We calculate recurring FFO (a non-GAAP financial measure within the meaning of the rules of the SEC) starting with the calculation of FFO as described in the previous sentence and excluding the effects of non-operating impairments and non-recurring income. We believe that FFO and recurring FFO are important metrics in determining the success of our business as a real estate owner and operator. See the reconciliations to the applicable GAAP measure below.

Reconciliation of Net Income to Funds From Operations - “FFO” (in thousands, except per share data) (unaudited)
	Year Ended December 31,
	2011		2010
Net Income Available to Common Shareholders	$109,688		$91,522
Gain on Disposition of Operating Prop., Net of Noncontrolling Interests	(19,444)		(4,373)
Gain on Disposition of Joint Venture Operating Properties	(4,050)		(4,674)
Depreciation and Amortization – Real Estate Related	246,746		244,836
Depr. and Amort. – Real Estate JV’s, Net of Noncontrolling Interests	138,482		136,892
Remeasurement of Derivative Instrument	4,287		(3,723)
Impairments of Operating Properties, Net of Tax & Noncontrolling Interests	41,476		32,682
Funds From Operations	517,185		493,162
Non-Recurring Income, Net of Tax	(32,809)		(58,107)
Early Extinguishment of Debt	-		10,811
Non-Operating Impairments Recognized, Net of Tax	5,404		19,569
Recurring Funds From Operations	$489,780		$465,435

Weighted Average Shares Outstanding for FFO Calculations:
Basic	406,530		405,827
Units	1,528		1,544
Dilutive Effect of Options	1,140		374
Diluted	409,198	(1)	407,745	(1)

FFO Per Common Share – Basic	$1.27		$1.22
FFO Per Common Share – Diluted	$1.27	(1)	$1.21	(1)
Recurring FFO Per Common Share – Diluted	$1.20	(1)	$1.14	(1)

Based on modified guidance issued by NAREIT for reporting FFO, the Company has amended its reporting of FFO to exclude impairments of depreciable real estate and impairments of non-consolidated entities that are in-substance real estate investments from its calculation of FFO for all periods presented. This amendment has no impact on previously reported amounts of recurring FFO or recurring FFO per share.\

(1)  Reflects the potential impact if certain units were converted to common stock at the beginning of the period.  The impact of the conversion would have an anti-dilutive effect on FFO and therefore have not been included. FFO would be increased by $1,017 and $993 for the years ended December 31, 2011 and 2010, respectively.

2011 Executive Compensation and Corporate Governance Highlights

Our compensation philosophy and corporate governance standards are designed to align executive compensation with long-term stockholder interests:

•

We maintain a majority vote for the election of directors (uncontested elections).

•

The leadership structure of our Board consists of an Executive Chairman, a Vice Chairman (who is also our President and Chief Executive Officer), a Lead Independent Director, who is elected by the independent directors, and knowledgeable committee chairs with appropriate experience.

•

The Committee’s independent compensation consultant, Pay Governance, is retained directly by the Committee and performs no other services for management.

•

The Committee conducts continuous reviews of our compensation strategy, including a review of our compensation-related risk profile so that our compensation-related policies and programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

•

We have stock ownership guidelines for our NEOs. As of December 31, 2011, each of the NEOs satisfied his or her individual stock ownership level.

•

Our Board has adopted a policy prohibiting our NEOs and members of the Board from engaging in any hedging transactions with respect to equity securities of the Company held by them, which includes the purchase of any financial instrument (including prepaid variable forward contracts, equity swaps, collars and exchange funds) designed to hedge or offset any decrease in the market value of such equity securities.

•

Our NEOs receive no perquisites or other personal benefits, unless such benefits serve a necessary business purpose, such as the use of Company-provided vehicles and drivers. Additionally our NEOs receive other benefits such as life insurance (see page 26 for information on Mr. Henry’s life insurance benefits) as well as other health and welfare programs that are provided to employees generally.

•

We adopted an executive severance plan with a “double trigger” change in control arrangement that covers our NEOs and certain other members of the Company’s senior management.  The executive severance plan does not provide for any gross-up payments for Parachute Payment Taxes (as defined below).

Stockholder Say-on-Pay Votes

At our 2011 Annual Meeting of Stockholders, we provided our stockholders with the opportunity to cast an advisory vote on executive compensation, and in future years such advisory vote will occur annually.  Over 99% of the votes cast on this 2011 “Say on Pay” vote were voted in favor of the proposal.  We have considered the results of the 2011 vote and believe the support of our stockholders for the vote proposal indicates that our stockholders are generally supportive of our approach to executive compensation.  Thus we did not make changes to our executive compensation arrangements in response to the vote.  In the future, we will continue to consider the outcome of our “Say on Pay” votes when making compensation decisions regarding our NEOs.

Elements of our Executive Compensation Program

Our executive compensation program provides pay-for-performance compensation that is aligned with the interests of our stockholders and is designed to continue to attract, retain and appropriately motivate our key employees who drive long-term value creation.  The following graph shows the correlation between our net income and FFO and the total compensation we paid to our CEO during the last five fiscal years.

The component parts of our executive compensation program are:

Compensation Component	Purpose/Key Characteristics
CASH COMPENSATION	**Performance-Based Annual Bonus**	• Goal: Motivate NEOs based on the Company's corporate / financial and individual performance for the fiscal year. • Targets are determined by the Committee and based on meeting an achievement level of 100% of the Company's corporate / financial performance (60% based on actual recurring FFO relative to target recurring FFO for the fiscal year) and individual performance targets (40%) for the fiscal year. On a diluted per share basis, target recurring FFO for fiscal year 2011 was $1.19. • Reviewed annually by the Committee and subject to change.
	Base Salary	• Goal: Provide fixed compensation giving a measure of certainty and predictability. • Determined based on individual qualifications and experience, scope of responsibilities, future potential, the goals and objectives established for each NEO, past performance and the practices of the Company's peer group. • Reviewed annually by the Board of Directors and the Committee and subject to change.
EQUITY COMPENSATION	**Performance Shares and Restricted Stock**	• Goal: Equity incentive for NEOs linked to Company's performance that encourages alignment with stockholders and long-term retention. • Half of shares covered by equity awards awarded in form of performance shares. • Each performance share award provides for the grant of restricted shares in the year following the date the performance shares are awarded. • Actual grant of restricted shares based on Company's total stockholder return in performance year relative to Company's peer group and NAREIT retail peers. • If Company's total stockholder return for performance year is less than minimum target level, no restricted stock is granted. • The restricted shares vest ratably over three years.
	Stock Options	• Goal: Equity incentive for NEOs encouraging alignment with the Company's stockholders and long-term retention. • Half of shares covered by equity awards awarded in form of stock options. • Stock options vest ratably over four years and have a ten year term.

Consistent with our executive compensation program, the significant majority of the total compensation for our Chief Executive Officer, Mr. Henry, for 2011 was incentive-based, commensurate with business results, and at risk unless such business results were achieved, as illustrated below. Mr. Henry’s “Long-term incentive award earned” includes a one-time unrestricted award of 75,000 shares of Common Stock received on April 2, 2011 based on his original employment agreement when he was hired in 2001.

Base Salary

In determining our NEOs’ base salaries, the Committee considered each NEO’s scope of responsibilities, individual qualifications and experience, future potential, past performance and the practices of our peer group, without applying a quantitative formula.  We did not seek a specific target within our peer group.  Base salary increases, if any, are based upon the performance of each NEO as assessed by the Committee and recommended to the Board of Directors.  No formulaic base salary increases are provided to the NEOs, and other forms of compensation are generally used to reward overall Company performance or exceptional performance of a particular NEO.  Messrs. Cooper and Henry received base salaries for 2011 that reflected no increase from their 2010 base salaries.

•

Mr. Cooper received a base salary of $750,000 in 2011.

•

Mr. Henry received a base salary of $750,000 in 2011.

•

Mr. Pappagallo received a base salary of $750,000 in 2011.

•

Mr. Cohen received a base salary of $550,000 in 2011.

•

Ms. Pooley received a base salary of $450,000 in 2011.

Annual Incentive Plan

Under our executive compensation program, each NEO is eligible to receive an annual cash bonus based on the Company’s corporate / financial performance against targets and such NEO’s individual performance against specific quantitative and qualitative goals.  For each NEO’s annual bonus for 2011, 60% was based on the Company’s corporate / financial performance against targets as measured by the Company’s recurring FFO for the performance year compared to the Company’s target recurring FFO for the performance year, and 40% was based on individual performance as evaluated by the Committee.  The following table shows the percent of the Total Annual Target Bonus each NEO would receive based on achievement of threshold, target and maximum levels for corporate / financial performance and individual performance.

Performance Criteria	Weight as Percent of Target Bonus	Annual Incentive Component Earned as Percent of the Total Annual Target Bonus*
		Threshold	Target	Maximum
Corporate / Financial Performance • Threshold level achieved if recurring FFO is 90% of target recurring FFO • Target level achieved if recurring FFO is 100% of target recurring FFO • Maximum level achieved if recurring FFO is 110% of target recurring FFO	60%	30%	60%	90%

Individual Performance • Evaluation of individual NEO performance by the Executive Compensation Committee	40%	10%	40%	60%

Total Annual Bonus Paid	100%	40%	100%	150%

* The annual bonus is interpolated between the threshold and target, and target and maximum performance levels.

The table below shows the target bonus and the bonus actually earned in 2011 for each NEO.  In establishing the target bonuses, we considered the responsibilities of each NEO, Mr. Henry’s recommendations, and the peer group practices discussed in “Comparison to Competitive Market.”  The Committee awarded 2011 bonuses based on the following analysis of our corporate / financial performance and each NEO’s individual performance:

•

Corporate / Financial Performance.  In 2011, the Company’s target recurring FFO was $1.19 on a diluted per share basis.  After the Committee considered the Company’s actual 2011 recurring FFO, the Committee’s payout for the corporate financial incentive was based on an achievement of 101% of target recurring FFO, which resulted in a payout for the corporate financial incentive of 62.5% of each NEO’s 2011 total target bonus. §

•

Individual Performance.  The Committee’s evaluation of each NEO’s individual performance is detailed below in “Analysis of Each NEO’s Compensation.”  In general, in determining each NEO’s target level, the Committee considered each NEO’s scope of responsibilities, individual qualifications and experience, performance in 2011 and the practices of our peer group, without applying a quantitative formula.  In 2011, the Committee also considered the NEOs’ efforts to successfully refocus the Company on its core assets and business amidst continuing economic challenges and uncertainties.  The Committee agreed to award each NEO individual performance bonuses of approximately 48% to 58% (excluding Ms. Pooley) of each NEO’s 2011 total target bonus.

•

Calculation of Total 2011 Bonus.  The bonuses actually received by each NEO are determined by adding the corporate / financial performance bonus and the individual performance bonus together.  Thus, each NEO earned a total 2011 bonus of approximately 110% to 121% (excluding Ms. Pooley) of the 2011 total target bonus, adding the payouts of 62.5% based on corporate / financial performance and approximately 48% to 58% (excluding Ms. Pooley) based on individual performance.

2011 NEO Bonuses
	2011 Target Bonus	2011 Bonus Earned
Milton Cooper	$750,000	$880,000
David B. Henry	$750,000	$905,000
Michael V. Pappagallo	$750,000	$829,000
Glenn G. Cohen	$275,000	$326,000
Barbara M. Pooley	$250,000	$240,000

Long-Term Incentive Plan

The Program provides for a long-term incentive plan pursuant to which the Company makes annual equity-based compensation awards to the NEOs.  The target number of shares underlying the long-term incentive equity awards were established in February for the calendar year 2011.

One-half of the shares covered by the equity awards are awarded in the form of time-vesting stock options.  For 2011, the stock options were granted under the 2010 Equity Participation Plan, as such plan may be amended from time to time. The actual option awards granted are set out in the “Summary Compensation Table” below.

§  The corporate financial incentive is calculated as follows: If the company achieves its threshold target of 90% of target recurring FFO, then the base corporate financial incentive paid is 30% of the NEO’s target bonus.  Each additional percentage point of achieved recurring FFO between 90% and 110% of target recurring FFO results in a 2.67% increase in the amount of the NEO’s target bonus, capped at an amount of 90% of the NEO’s target bonus.  In 2011, the company achieved 101% of its target recurring FFO, resulting in each NEO being paid a corporate financial incentive of 30% (the base amount for achieving the threshold target of 90% target recurring FFO) + 33% (the specific amount for achieving 101% of target recurring FFO), for a total corporate financial incentive payout of approximately 63% of each NEO’s target bonus.

One-half of the shares covered by the equity awards were awarded in the form of performance shares.  The performance share awards were granted under the 2010 Equity Participation Plan.  Each performance share award provides for the grant of restricted shares in the year following the date the performance shares are awarded based on the Company’s total stockholder return in the performance year compared to the Company’s peer group and NAREIT retail peers (and if the Company’s total stockholder return for the performance year is less than the minimum target level then no restricted stock is granted).  If the Company’s relative total stockholder return in a performance year results in restricted stock being awarded with respect to such year, the restricted stock awards are subject to transfer restrictions and forfeiture conditions until such awards become vested.

Restricted Stock Awards Granted with Respect to Earned Performance Shares Based on Company’s Total Stockholder Return

	Company’s 1 Year Total Stockholder Return Percentile in Peer Group
	<25%	25%	50%	>75%
Restricted Stock Granted*	0%	50%	100%	150%

* Restricted stock is granted on a linear scale between the 25% and 75% performance percentile.

The following table shows the target performance share awards.  In establishing the target performance share awards, we used our business judgment to determine the most appropriate equity compensation to recognize the potential of our executives for our business and retain our executives for the long term.  We also considered the qualitative factors discussed in “Analysis of Each NEO’s Compensation,” Mr. Henry’s recommendations, and peer group practices discussed in “Comparison to Competitive Market.”

2011 Performance Share Awards
	Amount of 2011 Target Performance Shares(1)	Amount of 2011 Actual Performance Shares(2)(3)
Milton Cooper	43,300	33,081
David B. Henry	43,300	33,081
Michael V. Pappagallo	38,900	29,720
Glenn G. Cohen	24,400	18,642
Barbara M. Pooley	22,200	16,961

(1)

Represents the number of restricted shares that were eligible to be issued to each NEO as payment pursuant to the 2011 performance share awards based on target level total shareholder return for the Company during 2011.

(2)

Represents the number of restricted shares received in February 2012 by each NEO as payment pursuant to the 2011 performance share awards based on the Company’s actual total shareholder return during the 2011 performance year.

(3)

We achieved relative total stockholder return of 38.2% which relates to actual performance shares attained of 76.4% of the target performance shares.

Companies listed in the NAREIT Retail Index on January 1st of each calendar year are the peer group used to determine relative total stockholder return and the number of restricted stock awards attained in each respective year.  For 2011, these companies included:

Acadia Realty Trust	Kite Realty Group Trust
Agree Realty Corp.	The Macerich Company
Alexander’s Inc.	National Retail Properties Inc.
CBL & Associates Properties Inc.	Pennsylvania Real Estate Investment Trust
Cedar Shopping Centers Inc.	Ramco-Gershenson Properties Trust
Developers Diversified Realty Corp.	Realty Income Corporation
Equity One Inc.	Regency Centers Corp.
Excel Trust	Saul Centers Inc.
Federal Realty Investment Trust	Simon Property Group Inc.
General Growth	Tanger Factory Outlet Centers Inc.
Getty Realty Corp.	Taubman Centers Inc.
Glimcher Realty Trust	Urstadt Biddle Properties Inc.
Inland Real Estate Corp.	Weingarten Realty Investors

The vesting schedule for the stock options and performance share awards is set forth below:

	Performance Year	Year 1	Year 2	Year 3	Year 4
Performance Shares:
• Performance shares granted in the performance year. • In Year 1, restricted stock granted based on performance shares earned from Company’s total stockholder return in the performance year. • Restricted stock vests ratably over three years, starting in Year 2.	Performance Shares awarded; none vested.	Restricted stock granted (based on performance shares earned); none vested.	33%	33%	33%

	Grant Year	Year 1	Year 2	Year 3	Year 4
Stock Options: • Vests ratably over four years starting in Year 1.	Stock Options granted; none vested.	25%	25%	25%	25%

Analysis of Each NEO’s Compensation

The Committee considered each of the NEO’s quantitative and qualitative performance factors as a whole in determining each NEO’s salary and the individual performance component of each NEO’s annual bonus.  Individual members of the Committee may have given different weight to different factors.  We also considered our CEO’s evaluation of our individual executives’ performance and his recommended set of compensation actions for all NEOs.  The Committee used its business judgment to determine the most appropriate compensation in order to recognize the contributions and potential of our executives.

Milton Cooper

Mr. Cooper serves as the Company’s Executive Chairman of the Board of Directors and in 2011, earned total compensation as set forth in the “Summary Compensation Table” below.

For Mr. Cooper, the following qualitative performance factors were considered in determining his compensation:

•

Drove management attention on shopping center portfolio vital signs, ending the year with positive leasing spreads, four quarters of positive same site NOI, and an increase in occupancy from 93.0% year-end 2010 to 93.3% year-end 2011.

•

Continued to monetize non-retail assets, and disposed of 31 non-strategic centers totaling 2.6 million square feet.

•

Focused on overhead cost reduction resulting in the establishment of outsourcing strategies to manage utility spending and tenant receivables among other initiatives, including active management of human resources.

•

Cultivated Kimco’s ability to source off-market transactions for REIT core and the Investment Management portfolio resulting in greater than 90% of new investments in closed and pending deals having been sourced through relationships not widely marketed.

•

Selectively pursued opportunistic investments of real estate held by retailers.

•

Continued cultivating key retailer relationships and evaluated potential real estate investment with said retailers.

•

Promoted Kimco with key shareholders, analysts, and investors.

•

Continued emphasis on succession of NEOs.

•

Oversaw (i) Kimco’s investment in Albertson’s Inc. which generated approximately $14.5 million of income in 2011, (ii) increased Kimco’s ownership in FNC Realty from 56.6% to 69.1% which produced $2.3 million of recurring income and (iii) facilitated the acquisition of certain lease positions, including a Kmart/Sears lease in Pompano, FL and two Sym’s leases in Manhasset, NY and Miami, FL.

David Henry

Mr. Henry serves as the Company’s President, Chief Executive Officer and Vice Chairman of the Board of Directors and in 2011, earned total compensation as set forth in the “Summary Compensation Table” below.

For Mr. Henry, the following qualitative performance factors were considered in determining his compensation:

•

Grew per share recurring FFO from $1.14 in 2010 to $1.20 in 2011.

•

Oversaw reduction in corporate leverage to 6.2 net debt to EBITDA.

•

Generated $33 million of gross transaction income in 2011, and achieved new business transaction volume of $475 million.

•

Increased occupancy by 30 basis points ending 2011 at 93.3% including occupancy increase in the combined Mexico portfolio from 79% at year-end 2010 to 84% year-end 2011.

•

Grew assets under management, selectively adding five new properties into Kimco’s Investment Management business totaling approximately $163 million.  We recognized promote income of $1.4 million, acquisition fees of approximately $0.2 million, and a Taxable REIT Subsidiary gain of $14.2 million.

•

Accelerated the orderly disposition of non-core assets totaling $287 million including the sale of Kimco’s portfolio of 28 nursing homes.  Generated $28 million of net proceeds resulting from the refinance of our senior living portfolio and, as part of our marketable securities portfolio, completed the sale of convertible notes (the “Valad notes”) issued by a subsidiary of Valad Property Group, a publicly traded Australian company listed on the Australian stock exchange, to Blackstone.

•

Continued to actively engage with research analysts, major shareholders, and trade groups promoting Kimco’s strategy and results.

•

Reduced the preferred equity retail portfolio by acquiring partner interests, property sales, or refinancing, reducing the total from $158 million at 12/31/2010 to $115 million at 12/31/2011.

•

Realized total proceeds of AUD $165.0 million (approximately USD $169.1 million) from the repayment of the Valad notes, resulting in a $3 million FFO gain.

•

Collaborated extensively with the CFO in continuing to build Kimco’s relationships with key mortgage leaders and corporate/investment banks.

•

Established a separate risk management/due diligence organization to provide a check and balance system for new business acquisitions.

•

Improved communications with employees with respect to corporate strategy, key company goals, and results.

•

Provided mentoring of key Kimco business leaders and senior management.

Michael Pappagallo

Mr. Pappagallo serves as the Company’s Chief Operating Officer and in 2011, earned total compensation as set forth in the “Summary Compensation Table” below.

For Mr. Pappagallo, the following qualitative performance factors were considered in determining his compensation:

•

Achieved improvement in occupancy, leasing spreads, and same store NOI.  Overall occupancy increased by 70 basis points from 92.4% at year-end 2010 to 93.1% at year-end 2011.  Absorption increased by 30 basis points, and 14 of the top 20 vacancies were resolved.

•

Achieved positive same site net operating income for all four quarters of 2011, and aggregate leasing spreads (new leases & options/renewals) were positive for all four quarters of 2011.

•

Identified redevelopment and value creation opportunities and initiated active redevelopment projects in Wexford PA, Miami FL, Staten Island NY, and Lakeland FL with additional projects in the pipeline.

•

Realigned resources of the Western Region under a single leader and re-worked appropriate allocation of resources and operating footprint.

•

Drove integration of Property Analysis & Reporting function into real estate operating organization.

•

Implemented property management training and competency assessment program across all regions.

•

Finalized planning & reporting system enhancements.

•

Disposed of 31 non-strategic shopping center assets with a gross sale price of $158 million.

•

Expanded corporate marketing and outreach efforts through the launch of a new Kimco website, social media programs, and expansion of events at Kimco lifestyle centers.

•

Initiated a national program for “smart” energy control units for effective management of utility costs.

•

Increased ancillary income revenues in 2011 to $13.3 million, a 33% increase over 2010.

•

Expanded network of relationships with key real estate executives of major tenants and increased Kimco’s visibility at industry events.

Glenn Cohen

Mr. Cohen serves as the Company’s Executive Vice President and Chief Financial Officer and in 2011, earned total compensation as set forth in the “Summary Compensation Table” below.

For Mr. Cohen, the following qualitative performance factors were considered in determining his compensation:

•

Reduced Net debt/Recurring EBITDA ending 2011 at 6.2X, an improvement of 0.1X since the beginning of 2011, and achieved Fixed Charge Coverage of 2.2X through the monetization of non-retail assets and improved EBITDA from the portfolio while maintaining a similar debt level.

•

Maintained liquidity in excess of $1.3 billion throughout 2011 primarily by funding new acquisitions with proceeds from the disposition of non-retail assets and sales of non-strategic assets.

•

Completed the renewal of our Revolving Credit Facility, increasing the amount to $1.75 billion and including a Canadian Dollar borrowing option which allowed termination of the separate CAD $250 million Revolving Facility otherwise due to mature in 2012. We received over $2.8 billion in commitments from 28 banks and added 5 new lenders to the group.

•

Using cash flow and availability on the revolving credit facility, repaid 2011 maturing consolidated debt of $112.5 million and completed new debt origination for 17 individual properties in the joint venture programs totaling $332 million at rates ranging from 3.68% to 5.79% with terms of 5 to 10 years. All loans have derived proceeds in excess of the maturing debt and at rates lower than the maturing debt.

•

Continued to cultivate the many existing banking relationship and sourced five new lenders who participated in our new revolving credit facility, including Goldman Sachs, Credit Suisse, PNC, BBVA Compass and BB&T.

•

Engaged various mortgage brokers to assist in the sourcing of several of the refinancings required for the joint venture partners.

•

Maintained our BBB+/Baa1 unsecured debt ratings with a stable outlook.

•

Furthered relationships with analysts and major shareholders through extensive participation in non-deal road shows and investor conferences.

•

Continued mentoring and development of key managers throughout the finance and accounting organization.

Barbara Pooley

Ms. Pooley served as the Company’s Executive Vice President and Chief Administrative Officer until her departure from the Company as of January 13, 2012.  In 2011, Ms. Pooley earned total compensation as set forth in the “Summary Compensation Table” below.  The Company entered into a release agreement, including a severance package, with Ms. Pooley on January 18, 2012 governing the terms of her departure from the Company as of January 13, 2012.

Comparison to Competitive Market

We review competitive compensation data from a select group of peer companies and broader survey sources.  However, we do not set our NEO pay as a direct function of market pay levels.  Instead, we use market data to help confirm that our pay practices are reasonable.  At the Committee’s direction, its compensation consultant, Pay Governance, gathered competitive market data for our review.  Using this data and NAREIT comparison data supplied by the Company, Pay Governance conducted survey data analysis and provided comment and analysis regarding our peer group.  At the Committee’s request, Pay Governance prepared an annual report summarizing the Company’s peer group, market data and methodology as well as Pay Governance’s findings and recommendations.  This report was discussed with the Committee.  As a primary reference, Pay Governance gathered proxy pay data for REITs with market capitalizations comparable to ours.  Such REITs include:

AMB Property Corp.	Equity Residential	Public Storage
AvalonBay Communities Inc.	Federal Realty Investment Trust	Regency Centers Corp.
Boston Properties Inc.	General Growth Properties	Simon Property Group Inc.
Brookfield Properties Corp.	Host Hotels & Resorts, Inc.	SL Green Realty Corp.
Developers Diversified Realty Corp.	The Macerich Company	Starwood Hotel & Resorts Worldwide Inc.
Duke Realty Corp.	Marriott International Inc.	Ventas Inc.
Equity One	Prologis	Weingarten Realty Investors

The Committee considered the Pay Governance information as an input in its decision making process for determining our NEOs’ compensation.  However, the Committee did not use the Pay Governance reports to set targets or benchmarks in making its compensation decisions.  Accordingly, the composition of the Company’s 2011 peer group for the long-term incentive plan is not identical to the REITs sampled by Pay Governance.  Pay Governance reported directly to the Committee and provided no other services besides executive compensation services to the Company.

Additional Compensation Considerations

Long-Term Incentives — Equity Awards.  The exercise price of stock options granted to our NEOs is 100% of the market closing price of our stock on the date of the grant.  As a general principle, we do not time grants in connection with the release of material non-public information.

Mr. Cooper is currently eligible to retire from the Company, and his equity awards would vest immediately upon retirement.  We do not maintain special pension plans for our NEOs because we believe this accelerated vesting offsets the lack of such plans.  The Committee may accelerate equity vesting at its discretion.

We generally allow our employees (including our NEOs) who receive over 7,500 stock options each year to elect to receive up to 100% of the value of their equity award in the form of restricted stock.  We allow these employees to elect to receive stock options or restricted stock in deference to each employee’s personal preferences and circumstances.  We calculate the amount of restricted stock to be received based on a ratio of the then approximate fair value of the options over the common stock trading price.  Beginning August 6, 2008, restricted stock awards which were received through an election to receive restricted stock instead of a stock option grant vest ratably over four years.  If an employee receiving restricted stock is terminated prior to vesting for reasons other than death, disability, retirement, without cause or change of control, the employee would not receive the unvested underlying stock.  Prior to vesting, recipients of this restricted stock may vote the shares and also receive dividends.

Executive Severance Plan – “Double-Trigger” Change in Control Severance Arrangement.  On March 15, 2010, the Executive Compensation Committee adopted the Kimco Realty Corporation Executive Severance Plan (the “Severance Plan”) pursuant to which Messrs. Cooper, Henry, Pappagallo, Cohen and certain other members of the Company’s senior management, are eligible for severance payments if the covered executive’s employment is terminated by the Company without “Cause” or, following a change in control, by the executive for “Good Reason” (each as defined in the Severance Plan), subject to the terms and conditions described in the Severance Plan.  Upon a covered termination of employment, a participant will receive two times the sum of (a) the participant’s annual base salary and (b) the amount of the participant’s annual bonus received in the prior year.  The participant will also receive eighteen months of continued participation in the Company’s health insurance plans or successor plans (running concurrently with the COBRA period).  Payments under the Severance Plan are offset by payments received by the participant under any other Company employment agreement or severance plan.  In certain circumstances, if a participant would otherwise have incurred excise taxes under Section 4999 of the Code (“Parachute Payment Taxes”), his or her payments will be reduced to the “safe harbor amount,” such that no such excise taxes would be due.  The Severance Plan does not provide for any gross-up payments for Parachute Payment Taxes incurred by any participant.

Defined Contribution Plans.  We maintain a 401(k) retirement plan to cover substantially all of our employees, including our NEOs.  The Company currently makes matching contributions on a dollar-for-dollar basis to all employees after one year of employment who have 401(k) accounts, up to 5% of the employee’s base salary (and subject to a maximum of $8,500).  401(k) plan participants may withdraw from their 401(k) account upon termination of employment, or if actively employed they may take a distribution as provided under the hardship provisions of the plan, under the age of 59½ or in accordance with the Required Minimum Distribution provisions.  Employees, including our NEOs, may also take loans from their 401(k) accounts subject to the terms and conditions of the plan. We do not maintain any other retirement plans for our NEOs or employees.

Tax and Accounting Considerations.  The recognition or deferral of period expense in our financial statements did not factor into the allocation of compensation among base salary, bonus and equity awards. Cash salary and bonus are generally charged as an expense in the period in which the amounts are earned by the NEO.  The value of equity awards are amortized ratably into expense over the vesting period, except for the value of equity awards granted to Mr. Cooper, which were expensed immediately in the period financial statements as of the grant date in accordance with FASB ASC 718, which requires immediately expensing options of employees eligible for retirement.

Section 162(m) of the Code generally places a $1 million annual limit on the amount of compensation paid to each of the Company’s NEOs other than its Chief Financial Officer that may be deducted by the Company for federal income tax purposes unless such compensation constitutes “qualified performance-based compensation” which is based on the achievement of pre-established performance goals set by a committee of the Board of Directors pursuant to an incentive plan that has been approved by the Company’s stockholders.  The 2010 Equity Participation Plan provides that certain awards made thereunder may, in the discretion of the plan administrator, be structured so as to qualify for the “qualified performance-based compensation” exception to the $1 million annual deductibility limit of Section 162(m).

Other provisions of the Internal Revenue Code can also affect compensation decisions.  Section 409A of the Internal Revenue Code, which governs the form and timing of payment of deferred compensation, imposes sanctions, including a 20% penalty and an interest penalty, on the recipient of deferred compensation that does not comply with Section 409A.  The Committee takes into account the implications of Section 409A in determining the form and timing of compensation awarded to our executives and strives to structure any nonqualified deferred compensation plans or arrangements to be exempt from or to comply with the requirements of Section 409A.

Section 280G of the Internal Revenue Code disallows a company’s tax deduction for payments received by certain individuals in connection with a change in control to the extent that the payments exceed an amount approximately three times their average annual compensation, and Section 4999 of the Internal Revenue Code imposes a 20% excise tax on those payments.  The Committee takes into account the implications of Section 280G in determining potential payments to be made to our executives in connection with a change in control.  Nevertheless, to the extent that certain payments upon a change in control are classified as excess parachute payments, such payments may not be deductible pursuant to Section 280G.

Perquisites.  We do not treat our NEOs materially different from our other senior employees with respect to perquisites.  We provided the following perquisites to our NEOs in 2011:

•

Company cars.  We provided Messrs. Cooper, Henry and Pappagallo with the use of a car and driver to travel for Company business.  Each such NEO may use the car without a driver for personal use.  Other employees may use these cars for Company business when these cars are not in use by the above mentioned NEOs.  Mr. Cohen received a car allowance in the amount of $3,654 for the year starting September 1, 2011.

•

Life insurance and long term disability.  We pay premiums on a group term life insurance and long term disability policy for each NEO on the same terms as our other employees.  Additionally, until April 2011, we reimbursed the premium on a life insurance policy for Mr. Henry pursuant to his original employment contract.

•

Long-term care.  We provide certain of our officers and senior executives (including all NEOs) a limited long-term care benefit of $3,500 per month as part of a group policy.  These individuals may elect to purchase additional long-term care insurance at their own cost generally on the same terms as other employees.

•

Our NEOs are entitled to participate in our other health and welfare plans on the same terms as other employees.

Executive Compensation Committee Report

The Executive Compensation Committee of Kimco Realty Corporation, a Maryland corporation (“the Company”), has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis that is required by Securities and Exchange Commission Rules to be included in this Proxy Statement.

Based on that review and those discussions, the Committee has recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

EXECUTIVE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Joe Grills, Chairman
Philip Coviello
Richard G. Dooley
F. Patrick Hughes

Colombe M. Nicholas

Richard Saltzman

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

COMPENSATION TABLES

Executive Compensation.  The following table sets forth the summary compensation of the NEOs of the Company for the 2011, 2010 and 2009 calendar years.

Summary Compensation Table for 2011

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($)(1)(2) (e)	Option Awards ($)(3) (f)	Non-Equity Incentive Plan Compensation ($) (g)	All Other Compensation ($)(4) (h)	Total ($) (i)
Milton Cooper Executive Chairman of the Board of Directors	2011 2010 2009	750,000 750,000 657,692	- - 500,000	774,637 529,386 503,144	206,974 175,032 118,156	880,000 876,818 -	46,803 46,377 45,580	2,658,414 2,377,613 1,824,572

David B. Henry (2)(5)(6) Chief Executive Officer	2011 2010 2009	750,000 750,000 673,077	- - 500,000	2,117,887 529,386 503,144	206,974 175,032 118,156	905,000 876,818 -	53,365 50,036 49,434	4,033,226 2,381,272 1,843,811

Michael V. Pappagallo (5) Executive Vice President, Chief Operating Officer	2011 2010 2009	750,000 734,615 661,538	- - 400,000	695,921 370,200 393,514	185,942 122,400 92,411	829,000 745,295 -	43,404 39,676 47,274	2,504,267 2,012,186 1,594,737

Glenn G. Cohen (5)(7) Executive Vice President, Chief Financial Officer and Treasurer	2011 2010 2009	550,000 470,000 425,000	- - 175,000	436,516 182,632 125,786	116,632 59,169 29,539	326,000 251,355 -	42,811 35,210 37,713	1,471,959 998,366 793,038

Barbara M. Pooley (8) Executive Vice President, Chief Administrative Officer	2011 2010	450,000 402,846	- -	397,158 267,802	106,116 42,024	240,000 227,973	16,868 15,525	1,210,142 956,170

(1)

Amounts reflect the compensation cost to the Company in 2011, 2010, and 2009 of the equity awards based on the aggregate grant date fair value recognized in accordance with the provision of FASB ASC 718. Fair value is determined, depending on the type of award, using the weighted closing price on the date of grant, closing price on the date of grant, or the Monte Carlo method, all of which are intended to estimate the fair value of the awards at the grant date. The assumptions used by the Company in calculating these amounts are incorporated herein by reference to Note 23 to Consolidated Financial Statements in the Company’s 2011 Form 10−K. The maximum possible value of the 2011 performance shares on the date they were granted was as follows: $1,224,307 for Mr. Cooper; $1,224,307 for Mr. Henry; $1,099,897 for Mr. Pappagallo; $689,910 for Mr. Cohen; and  $627,705 for Ms. Pooley. The value of awards granted to the NEOs in 2011 is reflected on the 2011 Grants of Plan−Based Award table below.

(2)

Mr. Henry received an unrestricted award of 75,000 shares of Common Stock on April 2, 2011, based on achieving his 10 year anniversary, pursuant to his original employment agreement where he was hired in 2001. Such award was based upon the market price of the stock on April 2, 2011 ($17.91).

(3)

Amounts reflect the compensation cost to the Company in 2011, 2010, and 2009 of the equity awards based on the aggregate grant date fair value recognized in accordance with the provision of FASB ASC 718. The fair value of each award is estimated on the date of grant using the Black-Scholes option pricing formula. The assumptions used by the Company in calculating these amounts are incorporated herein by reference to Note 23 to Consolidated Financial Statements in the Company’s 2011 Form 10−K.  The value of awards granted to the NEOs in 2011 is reflected on the 2011 Grants of Plan−Based Award table below.

(4)

The Company provides to each of Messrs. Cooper, Henry and Pappagallo the use of a car and driver to transport these individuals in the conduct of their duties as executive officers of the Company.  The policy on the use of the cars for 2011, 2010, and 2009 is outlined below:

•

The cars and drivers were available, when not in use by the foregoing executive officers, for other employees conducting Company business;

•

These services were also available under certain circumstances to third parties involved in Company business at the Company’s New Hyde Park location;

•

The cars and drivers were used from time to time for deliveries and other transportation of documents or other materials; and

•

The cars were provided to these officers with drivers for commuting and without drivers for personal use.

Mr. Cohen received a car allowance in the amount of $3,654 for the year starting September 1, 2011.

The NEOs’ drivers are employees who have additional responsibilities at the Company.  In 2011, the Company calculated the cost of this perquisite by prorating the cost of each employee’s salary and benefits to reflect the amount of each employee’s time used driving the NEOs.  The Company also included the pro-rated depreciation of the NEOs’ cars in the cost of the perquisite.  Accordingly, the aggregate incremental cost of this perquisite to the Company in 2011 for Messrs. Cooper, Henry and Pappagallo was $15,200, $7,233, and $14,769, respectively.

(5)

See “Employment Agreements” below.

(6)

The Company provided Mr. Henry with an additional life insurance policy pursuant to his original employment agreement which expired in April 2011 for which the annual premium was $17,245 and is included in all other compensation.

(7)

Glenn G. Cohen became an NEO during 2009.

(8)

Barbara Pooley became an NEO during 2010.

The following table provides information on future payouts under non-equity and equity incentive plan awards granted to the NEOs during 2011:

Grants of Plan-Based Award for 2011

Name (a)	Grant Date (b)							All Other Option Awards: Number of Securities Underlying Options (#) (1) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards ($)(2) (1)

		Estimated Possible Payouts Under			Estimated Possible Payouts Under
		Non-Equity Incentive Plan Awards(3)			Equity Incentive Plan Awards(4)
		Threshold	Target	Maximum	Threshold	Target	Maximum
		($) (c)	($) (d)	($) (e)	(#) (f)	(#) (g)	(#) (h)
Milton Cooper	2/17/11	300,000	750,000	1,125,000	21,650	43,300	64,950	43,300	18.85	981,611
David B. Henry	2/17/11	300,000	750,000	1,125,000	21,650	43,300	64,950	43,300	18.85	981,611
Michael V. Pappagallo	2/17/11	300,000	750,000	1,125,000	19,450	38,900	58,350	38,900	18.85	881,863
Glenn G. Cohen	2/17/11	110,000	275,000	412,500	12,200	24,400	36,600	24,400	18.85	553,148
Barbara M. Pooley	2/17/11	100,000	250,000	375,000	11,100	22,200	33,300	22,200	18.85	503,274

(1)

All stock options were granted on February 17, 2011 under the 2010 Equity Participation Plan and have a term of ten years from the grant date and vest in 25% increments on each of the first, second, third, and fourth anniversaries of the grant date.  The exercise price is equal to fair market value on the grant date of February 17, 2011.

(2)

Fair value is determined, depending on the type of award, using the Black-Scholes option pricing formula or the Monte Carlo method, which are intended to estimate the grant date fair value of the options and the performance shares, respectively.  The assumptions used by the Company in calculating these amounts are incorporated herein by reference to Note 23 to Consolidated Financial Statements in the Company’s 2011 Form 10−K.

(3)

The actual payout amounts are set out in the Summary Compensation Table.

(4)

The actual awards are set out in the 2011 Performance Share Awards Table.

The following table provides information on outstanding equity awards as of December 31, 2011 for each NEO.

Outstanding Equity Awards at December 31, 2011

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Milton Cooper	225,000	-		15.6250	12/12/2012
	225,000	-		21.9250	12/10/2013
	225,000	-		28.4800	12/7/2014
	200,000	-		31.6200	8/31/2015
	200,000	-		40.0900	8/16/2016
	160,000	40,000		41.0600	8/8/2017
	150,000	50,000		37.3900	8/6/2018
	21,800	21,800		11.5400	8/6/2019	21,800	354,032
	10,725	32,175		15.6400	3/18/2020	51,480	836,035
	-	43,300		18.8500	2/17/2021			43,300	774,637
	70,000	-		15.6250	12/12/2012

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
David B. Henry	150,000	-		21.9250	12/10/2013
	150,000	-		28.4800	12/7/2014
	200,000	-		31.6200	8/31/2015
	200,000	-		40.0900	8/16/2016
	160,000	40,000		41.0600	8/8/2017
	150,000	50,000		37.3900	8/6/2018
	21,800	21,800		11.5400	8/6/2019	21,800	354,032
	10,725	32,175		15.6400	3/18/2020	51,480	836,035
	-	43,300		18.8500	2/17/2021			43,300	774,637
	130,000	-		15.6250	12/12/2012
	150,000	-		21.9250	12/10/2013

Michael V. Pappagallo	146,489	-		28.4800	12/7/2014
	75,000	-		31.6200	8/31/2015
	90,000	-		40.0900	8/16/2016
	80,000	20,000		41.0600	8/8/2017
	93,750	31,250		37.3900	8/6/2018
	17,050	17,050		11.5400	8/6/2019	17,050	276,892
	7,500	22,500		15.6400	3/18/2020	36,000	584,640
	-	38,900		18.8500	2/17/2021			38,900	695,921
	10,000	-		15.6250	12/12/2012
	60,000	-		21.9250	12/10/2013
	56,489	-		28.4800	12/7/2014

Glenn G. Cohen	30,000	-		31.6200	8/31/2015
	40,000	-		40.0900	8/16/2016
	32,000	8,000		41.0600	8/8/2017
	30,000	10,000		37.3900	8/6/2018
	5,450	5,450		11.5400	8/6/2019	5,450	88,508
	2,575	7,725		15.6400	3/18/2020	12,360	200,726
	1,125	3,375		15.2000	8/4/2020	5,400	87,696
	-	24,400		18.8500	2/17/2021			24,400	436,516

Barbara Pooley	6,000	1,500		49.7700	3/1/2017
	6,000	1,500		41.0600	8/8/2017
	15,375	5,125		37.3900	8/6/2018	186	3,021
	5,450	5,450		11.5400	8/6/2019	5,450	88,508
	2,575	7,725		15.6400	3/18/2020	12,360	200,726
	-	-				10,000	162,400
	-	22,200		18.8500	2/17/2021			22,200	397,158

The Company does not pay any pension benefits or any non-qualified deferred compensation to its NEOs.

Employment Agreements.

The Committee determined in 2010 to discontinue use of individual employment agreements with the Company’s executive officers.  The NEO employment agreements expired on the following dates:

Name of NEO	Employment Agreement Conclusion Date
Milton Cooper	No employment agreement
David B. Henry	April 14, 2011
Michael V. Pappagallo	April 14, 2011
Glenn G. Cohen	January 31, 2012
Barbara M. Pooley	No employment agreement

Mr. Cohen’s Employment Agreement and Compensatory Arrangements

On February 3, 2009, the Company entered into an employment agreement with Glenn Cohen (as amended on March 15, 2010), pursuant to which Mr. Cohen serves as Executive Vice President and Chief Financial Officer.  The term of Mr. Cohen’s employment agreement expired January 31, 2012.  In accordance with this employment agreement, Mr. Cohen was to receive a base salary of $425,000 per annum and was eligible to receive grants of Common Stock of the Company, or options or restricted stock with respect thereto, in such amounts, if any, as the Board of Directors in its sole discretion was to determine.  The Company’s Board of Directors or Committee could have increased the amounts of Mr. Cohen’s base salary and bonus.

If Mr. Cohen was terminated without cause or resigned for good reason prior to the occurrence of a Change in Control, and subject to his execution of a waiver and release of claims, he would have received severance in an amount equal to his base salary and minimum contractual bonus for a period following the date of such termination of employment equal to the greater of (i) the remaining term of the applicable employment agreement or (ii) one year, payable in accordance with our standard payroll and bonus payment practices.  All unvested stock options and restricted stock would have become 100% vested as of the date of termination, and Mr. Cohen, under COBRA, would have continued to receive any health benefits previously provided for by us, at no cost to him during the severance period.  If the employment agreement was terminated and Mr. Cohen became employed by a competing business during the period in which he was receiving severance payments, the Company would have reduced his severance payments by the amount paid by the competing business.  If Mr. Cohen was terminated due to death or disability, all of his stock options and restricted stock would have vested on the effective date of such termination of employment and he would have received a lump sum payment equal to his base pay for six months.

In Mr. Cohen’s agreement, “cause” was defined as: (i) conviction of a crime involving the commission of a felony or a criminal act involving fraud, dishonesty, or moral turpitude, (ii) deliberate and continued refusal to perform his employment duties (other than excusable failures to perform) after the Company provided 30 days written notice of such failure constituting cause, (iii) fraud or embezzlement, (iv) misconduct or negligence in connection with our business which has a substantial adverse effect on us, (v) violation of any of our policies prohibiting harassment or discrimination in the workplace or (vi) breach of fiduciary duty to the Company.

If, within 60 days following a Change-in-Control, Mr. Cohen was terminated without cause or resigned his employment for any reason, he would have been entitled to a lump sum payment equal to the lesser of: (i) his base salary and the bonus (equal to the bonus most recently received) for the remaining term of his employment agreement, or (ii) the greatest payment which, in combination with all other payments to which he would have been entitled, would not have constituted an “excess parachute payment” as such term is defined in Section 280G of the Internal Revenue Code.  In addition, all unvested stock options Mr. Cohen held at the time of the Change in Control would have immediately vested.

Mr. Cohen is also eligible to participate in the Severance Plan.  Amounts received under the Severance Plan upon a termination of employment are offset by amounts received under any other plan or agreement, including Mr. Cohen’s employment agreement, described above.

Potential Payments upon Termination or Change in Control

Please see “Additional Compensation Considerations – Executive Severance Plan – “Double-Trigger” Change in Control Severance Arrangement” above for a description of the compensation and benefits which our NEOs would receive upon a termination or change in control.

The following table was prepared as though each of the NEOs had been terminated without cause on December 31, 2011. The assumptions and valuations are noted in the footnotes to the table.

Name	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Health & Welfare Benefits ($)(4)	Total ($)(5)
Milton Cooper	$1,500,000	$1,760,000	$1,190,067	$121,765	$31,054	$4,602,886
David B. Henry	$1,500,000	$1,810,000	$1,190,067	$121,765	$31,054	$4,652,886
Michael V. Pappagallo	$1,500,000	$1,658,000	$ 861,532	$ 93,635	$31,054	$4,144,221
Glenn G. Cohen	$1,100,000	$ 652,000	$ 376,930	$ 33,760	$31,054	$2,193,744
Barbara M. Pooley	$ 900,000	$ 480,000	$ 454,655	$ 30,250	$10,213	$1,875,118

(1)

Although the 2011 bonus was not approved by the Committee until February 2012, this table assumes bonus earnings based on what was earned for the year 2011.

(2)

In accordance with the Executive Severance Plan, all NEOs are entitled to full vesting of restricted stock upon a without cause termination.

(3)

Under the Executive Severance Plan, without cause termination would result in acceleration of options. Amount was determined by subtracting the option strike price from the market price of the stock on December 31, 2011 ($16.24), multiplied by the number of shares for all unvested options as of December 31, 2011 that were in the money.

(4)

Amounts are based on the cost of coverage during 2011.

(5)

In certain circumstances, these amounts may be reduced so as to avoid any potential issues relating to Section 280G or excise taxes imposed under Section 4999 of the Internal Revenue Code. See Additional Compensation Considerations - Tax and Accounting Considerations.

The following table was prepared as though each of the NEOs had been terminated due to death or disability on December 31, 2011. The assumptions and valuations are noted in the footnotes to the table.

Name	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Total ($)
Milton Cooper	$-	$1,190,067	$121,765	$1,311,832
David B. Henry (4)	$375,000	$1,190,067	$121,765	$1,686,832
Michael V. Pappagallo	$-	$861,532	$93,635	$955,167
Glenn G. Cohen	$275,000	$376,930	$33,760	$685,690
Barbara M. Pooley		$454,655	$30,250	$484,905

(1)

Represents payments that would be made to the NEO or the NEOs beneficiary if terminated due to disability or death.

(2)

The vesting of Mr. Cooper’s 73,280, Mr. Henry’s 73,280, Mr. Pappagallo’s 53,050, Mr. Cohen’s 23,210, and Ms. Pooley’s 27,996 shares of restricted stock would accelerate as a result of termination due to death or disability.

(3)

Under the stock option agreements, termination due to death or disability would result in acceleration of stock options. Amount was determined by subtracting the option strike price from the market price of the stock on December 31, 2011 ($16.24), multiplied by the number of shares for all unvested options as of December 31, 2011 that were in the money.

(4)

Pursuant to a letter agreement between Mr. Henry and the Company dated March 15, 2010, Mr. Henry is entitled to receive a lump sum severance payment equal to six months of then current base salary upon a termination of employment due to death or disability.

The following table was prepared as though there were a change-in-control on December 31, 2011. The assumptions and valuations are noted in the footnotes to the table.

Name	Salary Component of Lump-Sum Payment ($)	Bonus Component of Lump-sum Payment ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Health & Welfare Benefits ($)(4)	Total ($)(6)
Milton Cooper (5)	$1,500,000	$1,760,000	$1,190,067	$ 121,765	$ 31,054	$ 4,602,886
David B. Henry	$1,500,000	$1,810,000	$1,190,067	$ 121,765	$ 31,054	$ 4,652,886
Michael V. Pappagallo	$1,500,000	$1,658,000	$ 861,532	$ 93,635	$ 31,054	$ 4,144,221
Glenn G. Cohen	$1,100,000	$ 652,000	$ 376,930	$ 33,760	$ 31,054	$ 2,193,744
Barbara M. Pooley	$ 900,000	$ 480,000	$ 454,655	$ 30,250	$ 10,213	$ 1,875,118

(1)

Although the 2011 bonus was not approved by the Committee until February 2012, this table assumes bonus earnings based on what was earned for the year 2011.

(2)

In accordance with the Executive Severance Plan, all NEOs are entitled to full vesting of restricted stock upon a termination of employment in connection with a change in control.

(3)

Under the Executive Severance Plan, termination of employment in connection with a change in control would result in acceleration of options. Amount was determined by subtracting the option strike price from the market price of the stock on December 31, 2011 ($16.24), multiplied by the number of shares for all unvested options as of December 31, 2011 that were in the money.

(4)

Amounts are based on the cost of coverage during 2011.

(5)

Mr. Cooper qualifies for “Retirement” under the terms of his equity award agreements.  Accordingly, all of his equity awards would become fully vested upon the termination of his employment in connection with a change in control.

(6)

In certain circumstances, these amounts may be reduced so as to avoid any potential issues relating to Section 280G or excise taxes imposed under Section 4999 of the Internal Revenue Code. See Additional Compensation Considerations - Tax and Accounting Considerations.

Equity Participation Plan

Description of Plan.  The Company maintains the 2010 Equity Participation Plan (the “Equity Plan”) for the benefit of its eligible employees, consultants, and directors.

The Equity Plan authorizes the Executive Compensation Committee to provide equity and/or cash compensation, incentives and awards in the form of stock options, restricted stock, performance shares, dividend equivalents, stock payments, deferred stock, restricted stock units, stock appreciation rights (“SARs”), other stock-based awards and performance-based awards (which may be payable in either the form of cash or the Company’s common stock) structured by the Executive Compensation Committee within parameters set forth in the Equity Plan, for the purpose of providing the Company’s officers, employees and consultants equity and/or cash compensation, incentives and rewards for superior performance.  Key features of the Equity Plan that reflect the Company’s commitment to effective management of incentive compensation include:

•

Limitations on Grants.  The number of shares that may be issued or transferred by the Company upon the exercise of incentive stock options may not exceed 5,000,000 in the aggregate, subject to certain adjustments, events and limitations described below.

•

No Repricing or Replacement of Options or Stock Appreciation Rights.  The Equity Plan prohibits, without stockholder approval: (i) the amendment of options or SARs to reduce the exercise price and (ii) the replacement of an option or SAR with cash or any other award when the price per share of the option or SAR exceeds the fair market value of the underlying shares.

•

No In-the-Money Option or SAR Grants.  The Equity Plan prohibits the grant of options or SARs with an exercise or base price less than the fair market value of the Company common stock, generally the closing price of the Company common stock, on the date of grant.

•

Section 162(m) Qualification.  The Equity Plan is designed to allow awards made under the Equity Plan, including incentive bonuses, to qualify as performance-based compensation under Section 162(m) of the Code.

•

Independent Administration.  The Executive Compensation Committee, which consists of only independent directors, administers the Equity Plan.

Option Grants and Restricted Stock Awards. Pursuant to the 2010 Equity Participation Plan as currently in effect, a maximum aggregate of 52,000,000 shares of the Company’s common stock is reserved for issuance. Options to acquire 1,888,017, 1,776,175, and 1,746,000, shares were granted during 2011, 2010, and 2009 at weighted average exercise prices of $18.77, $15.63, and $11.58 per share, respectively.  The closing price of the Company’s Common Stock on the New York Stock Exchange on March 2, 2012 was $18.77.  In addition, 391,435, 338,926, and 295,913 shares of restricted stock were issued during 2011, 2010, and 2009, respectively.

Equity Compensation Plan Information

The following table sets forth certain information regarding the Company’s equity compensation plans as of December 31, 2011.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	17,110,592	28.14	5,776,270

Equity compensation plans not approved by stockholders	N/A	N/A	N/A

Total	17,110,592	28.14	5,776,270

401(k) Plan

The Company maintains a 401(k) retirement plan (the “401(k) Plan”) covering substantially all officers and employees of the Company. The 401(k) Plan permits participants to defer up to a maximum of 100% of their eligible compensation.  The Company currently makes matching contributions to employees who have 401(k) accounts on a dollar-for-dollar basis, up to 5% of the employee’s compensation (and subject to a maximum of $8,500 for highly compensated employees).  Participants in the 401(k) Plan are not subject to federal and state income tax on salary deferral contributions or Company contributions or on the earnings thereon until such amounts are withdrawn from the 401(k) Plan. Salary reduction contributions are treated as wages subject to FICA and Medicare tax.  Withdrawals from the 401(k) Plan may only be made upon termination of employment, or in connection with certain provisions of the 401(k) Plan that permit hardship withdrawals, allow in-service distributions and loans, or require minimum distribution.

Compensation of Directors

During 2011, members of the Board of Directors and Committees thereof who were not also employees of the Company (“Non-management Directors”) were entitled to receive an annual fee of $50,000.  Also, during 2011, the Non-management Directors were entitled to receive a total of $10,000 each as members of the Executive Compensation Committee and $6,000 each as members of the Nominating and Corporate Governance Committee.  In addition, each chairman of the Executive Compensation Committee and Nominating and Corporate Governance Committee was entitled to receive an annual fee of $10,000.  The Non-management Directors who are members of the Audit Committee also are entitled to receive an annual fee of $20,000.   The chairman of the Audit Committee was entitled to an additional annual fee of $10,000.  During 2011, the Lead Independent Director received an additional annual fee of $10,000.  In accordance with the Company’s Equity Plan, the Non-management Directors may be granted awards of deferred stock (“Deferred Stock”) or restricted stock in lieu of directors’ fees. Unless otherwise provided by the Board of Directors, a grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Common Stock underlying the award has been issued.  Employees of the Company who are also Directors are not paid any directors’ fees.

The following table sets forth the compensation of each Non-management Director received in the calendar year 2011.

Non-management Director Compensation for 2011

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(h)
Richard Dooley	106,000	103,675	26,290	-	235,965
Philip Coviello	86,000	103,675	26,290	-	215,965
Joe Grills	96,000	103,675	26,290	-	225,965
F. Patrick Hughes	96,000	103,675	26,290	-	225,965
Frank Lourenso	66,000	103,675	26,290	-	195,965
Richard Saltzman	66,000	103,675	26,290	-	195,965
Colombe Nicholas	43,998	69,123	17,528	-	130,649

(1)

Amounts include the value of deferred stock received in lieu of directors’ fees for service in 2011.  As of December 31, 2011, Messrs. Dooley, Coviello, Grills, Hughes, Lourenso and Saltzman and Ms. Nicholas were entitled to 45,535 shares, 0 shares, 30,728 shares, 14,546 shares, 23,659 shares, 24,433 shares and 1,197 shares of deferred stock, respectively.

(2)

Amounts reflect the dollar amount, without any reduction for risk of forfeiture, of the equity awards based on the aggregate grant date fair value recognized for the fiscal year ended December 31, 2011, calculated in accordance with the provision of FASB ASC 718.  The assumptions used by the Company in calculating these amounts are incorporated herein by reference to Note 23 to Consolidated Financial Statements in the Company’s 2011 Form 10−K.

During 2011, the Company granted Messrs. Dooley, Coviello, Grills, Hughes, Lourenso, and Saltzman options to acquire 5,500 shares each of Common Stock at $18.85 per share, the market price on  February 17, 2011, the date of such option grants, and 5,500 shares of restricted stock.  Ms. Nicholas was granted options to acquire 3,667 shares each of Common Stock at $19.24 per share, the market price on May 11, 2011, the date of such option grants, and 3,667 shares of restricted stock. As of December 31, 2011, Messrs. Dooley, Coviello, Grills, Hughes, Lourenso, Saltzman and Ms. Nicholas held options to acquire 163,500 shares, 26,000 shares, 163,500 shares, 146,626 shares, 163,500 shares, 152,250 shares and 3,667 shares, respectively.  As of December 31, 2011, Messrs. Dooley, Coviello, Grills, Hughes, Lourenso, Saltzman and Ms. Nicholas held shares of restricted stock in the amounts of 12,000 shares, 12,417 shares, 12,000 shares, 12,000 shares, 12,000 shares, 12,000 shares and 3,667 shares, respectively.

Certain Relationships and Related Transactions

The Company reviews all relationships and transactions in which the Company and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Our current written policies and procedures for review, approval or ratification of relationships or transactions with related persons are set forth in our:

•

Code of Business Conduct and Ethics;

•

Corporate Governance Guidelines;

•

Nominating and Corporate Governance Committee Charter; and

•

Audit Committee Charter.

Our Code of Business Conduct and Ethics applies to all of our directors and employees. A copy of the Company’s Code of Ethics is available through the Investors/Governance/Governance Documents section of the Company’s website located at www.kimcorealty.com and is available in print to any stockholder who requests it.

Our Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee will review annually the relationships that each director has with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company), in the course of making independence determinations under the Company’s categorical independence standards for directors and the NYSE standards. Directors are expected to avoid any action, position or interest that conflicts with the interests of the Company or gives the appearance of a conflict. If an actual or potential conflict of interest develops, the director should immediately report the matter to the Chairman of the Board of Directors. Any significant conflict must be resolved, or the director should resign. If a director has a personal interest in a matter before the Board of Directors, the director will disclose the interest to the Board of Directors, excuse himself or herself from discussion on the matter and not vote on the matter. The Corporate Governance Guidelines further provide that the Board of Directors is responsible for reviewing and, where appropriate, approving major changes in and determinations under the Company’s Guidelines, Code of Business Conduct and Ethics and other Company policies. The Guidelines also provide that the Board of Directors has the responsibility to ensure that the Company’s business is conducted with the highest standards of ethical conduct and in conformity with applicable laws and regulations.

Our Nominating and Corporate Governance Committee Charter provides that the Committee will, at least annually, review the relationships that each director has with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). In addition, the Company’s legal staff is primarily responsible for obtaining information through questionnaires and other appropriate procedures from the directors and executive officers with respect to related-person transactions and then determining whether the Company or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in the Company’s Proxy Statement. Pursuant to the Audit Committee’s charter and its policy regarding related-person transactions, as recorded in its minutes, the Audit Committee reviews and approves or ratifies related-person transactions that are required to be disclosed as well as all other related-person transactions identified to the Audit Committee by management or the Company’s internal audit function. In the course of its review and approval or ratification of a related-party transaction for which disclosure is required, the Audit Committee routinely considers: the nature of the related-person’s interest in the transaction; the material terms of the transaction; the importance of the transaction to the related person and to the Company and the extent to which such transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and any other matters deemed appropriate by the Audit Committee. All related-party transactions described in this Proxy Statement have been reviewed in accordance with this policy.

Joint Ventures. Mr. Cooper has investments in certain real estate joint ventures and limited partnerships. The Company has an interest in certain of these joint ventures and partnerships which own and operate certain of the Company’s property interests. The Company receives various fees related to these joint ventures and partnerships. Any material future transactions involving these joint ventures or partnerships are subject to the approval of a majority of disinterested directors of the Company.

Relationship with J.P. Morgan. Mr. Frank Lourenso is an Executive Vice President of J.P. Morgan and has been a Director of the Company since December 1991. The Company uses general cash management services and investment banking services offered by J.P. Morgan and other financial institutions. J.P. Morgan was the joint arranger and participant with a consortium of 28 banks of the Company’s $1.75 billion unsecured revolving credit facility.

Family Relationships. Mr. Paul Dooley, Vice President of Property Tax/Insurance of the Company, is the son of Mr. Richard G. Dooley, a director of the Company. Mr. Paul Dooley received total compensation of $358,451 from the Company in fiscal year 2011, calculated in the same manner as the Summary Compensation Table. This compensation includes a cash salary in 2011 as an employee of the Company of $270,000 with the remaining balance comprised of (i) compensation cost to the Company in 2011 of equity awards recognized for financial reporting purposes over the requisite service period, calculated in accordance with the provision of FASB ASC 718, (ii) matching contributions under the Company’s 401(k) plan, (iii) bonuses, and (iv) various benefits.

Transactions with Ripco Real Estate Corporation (“Ripco”). Ripco Real Estate Corp. was formed in 1991. Ripco’s business activities include serving as a leasing agent and representative for national and regional retailers including Target, Best Buy, Kohls and many others, providing real estate brokerage services and principal real estate investing. Mr. Todd Cooper, an officer and 50% stockholder of Ripco, is a son of Mr. Milton Cooper, Executive Chairman of the Board of Directors of the Company. During 2011, the Company paid brokerage commissions of $479,837 to Ripco for services rendered primarily as leasing agent for various retail tenants in shopping center properties owned by the Company. The Company believes that the brokerage commissions paid were at or below the customary rates for such leasing services. Additionally, the Company has the following joint venture investments with Ripco.

•

During April 2005, the Company acquired an operating property located in Hillsborough, NJ, comprising approximately 0.1 million square feet of gross leasable area, through a newly formed joint venture in which the Company and Ripco each hold a 50% non-controlling interest. The property was acquired for approximately $4.0 million including the assumption of approximately $1.9 million of non-recourse mortgage debt encumbering the property. Subsequent to the purchase, the joint venture obtained a $3.2 million one-year term loan which bore interest at LIBOR plus 0.55%.  Subsequently, the loan was reduced to $3.0 million.  The loan is scheduled to mature in November 2012 and bears interest at a rate of LIBOR plus 1.50%.  During 2011, the amount of interest expense recognized in connection with this loan was $51,580. This loan is jointly and severally guaranteed by the Company and Ripco.

•

During May 2005, the Company acquired a $10.2 million mortgage receivable through a newly formed joint venture in which the Company and Ripco each hold a 50% non-controlling interest. The mortgage encumbered a property located in Derby, CT, comprising approximately 0.1 million square feet of gross leasable area. During October 2005, the joint venture foreclosed on the property and obtained fee title. Subsequent to obtaining fee title, the joint venture obtained a $9.0 million term loan which bore interest at LIBOR plus 0.50%. During 2009, the term loan was increased to $11.0 million. During January 2011, this property was sold to a third party, the loan was fully repaid and the Company was relieved of the corresponding debt guarantee.

•

During October 2005, the Company acquired, through a newly formed joint venture in which the Company and Ripco each have a 50% non-controlling interest, a parcel of land for future development located in East Northport, NY, for a purchase price of approximately $3.9 million. Partial funding for this acquisition was provided through a $3.2 million one-year term loan which bore interest at LIBOR plus 0.55%. During 2010, the term of this loan was extended to October 2011 at an interest rate of LIBOR plus 1.50%. During December 2011, this land parcel was sold to a third party, the loan was fully repaid and the Company was relieved of the corresponding debt guarantee.

Audit Committee Report

The Audit Committee (the “Audit Committee”) of the Board of Directors of Kimco Realty Corporation, a Maryland corporation (the “Company”), is responsible for providing objective oversight of the Company’s financial accounting and reporting functions, system of internal control and audit process. During 2011, the Audit Committee was comprised of four directors all of whom were independent as defined under the then current listing standards of the NYSE. The Audit Committee operates under a written charter adopted by the Board of Directors of the Company (the “Board of Directors”). A copy of the Audit Committee Charter, as amended, is available through the Investors/Governance/Committee Charting section of the Company’s website located at www.kimcorealty.com and is available in print to any stockholder who requests it.

Management of the Company is responsible for the Company’s system of internal control and its financial reporting process. The independent registered public accountants, PricewaterhouseCoopers LLP, are responsible for performing an independent integrated audit of the Company’s consolidated financial statements and its internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee is responsible for the monitoring and oversight of these processes.

In connection with these responsibilities, the Audit Committee met with management and the Company’s independent registered public accounting firm to review and discuss the December 31, 2011 audited consolidated financial statements and the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee also discussed with the independent registered public accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications). The Audit Committee also received written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accountants their independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accountants and the Audit Committee’s review of the December 31, 2011 audited consolidated financial statements and the representations of management and required communications from the Company’s independent registered public accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the Securities and Exchange Commission.

AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS

F. Patrick Hughes, Chairman

Richard G. Dooley

Joe Grills

Philip Coviello

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

PROPOSAL 2

Advisory Approval of the Company’s Executive Compensation

In accordance with the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, we are providing our stockholders with a vote for the advisory approval of the Company’s executive compensation as disclosed in this Proxy Statement in accordance with the SEC Rules.

Our Board of Directors is committed to corporate governance best practices and recognizes the substantial interests that stockholders have in executive compensation matters. The Executive Compensation Committee of our Board of Directors has designed our executive compensation programs to achieve the following key objectives:

Objective		How our compensation programs reflect this objective

Achieve long-term Company performance	●	Align executive compensation with the Company’s and the individual’s performance

	●	Make a substantial portion of total compensation variable with performance

Align executives’ and stockholders’ interests	●	Provide executives with the opportunity to participate in the ownership of the Company

	●	Reward executives for long-term growth in the value of our stock

	●	Link executive pay to specific, measurable results intended to create value for stockholders

Motivate executives to achieve key performance goals	●	Compensate executives with performance-based awards that depend upon the achievement of established corporate targets

	●	Reward executives for individual contributions to the Company’s achievement of Company-wide performance measures

Attract and retain talented executive team	●	Utilize independent compensation consultants and market survey data to monitor pay relative to peer companies

We encourage stockholders to review the Compensation Discussion and Analysis beginning on page 14 of this Proxy Statement, which describes our executive compensation philosophy and the design of our executive compensation programs in great detail. Our Board of Directors believes the Company’s executive compensation programs are effective in creating value for our stockholders and moving the Company towards realization of its long-term goals.

The Company has determined to hold a “say-on-pay” advisory vote every year and the next “say-on-pay” advisory vote shall occur at the 2013 Annual Meeting of Shareholders.  In accordance with this determination and Section 14A of the Securities Exchange Act of 1934, as amended, we are asking our stockholders to signal their support for the compensation of our named executive officers by casting a vote “FOR” the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement for the 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and narrative disclosure.”

The vote sought by this proposal is advisory and not binding on the Company, the Board of Directors or the Executive Compensation Committee. Although the vote is non-binding and advisory, the Company, the Board of Directors and the Executive Compensation Committee value the input of the Company’s stockholders, and the Executive Compensation Committee will consider the outcome of the vote when making future executive compensation determinations.

VOTE REQUIRED

The vote on the advisory approval of the Company’s executive compensation requires the affirmative vote of a majority of the votes cast on the matter. For purposes of this advisory vote, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION, AS

DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION

DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL 3

Approval of an Amendment to the Company’s 2010 Equity Participation Plan to Increase the Number of Shares of Common Stock Authorized for Issuance under That Plan by 5,000,000 Shares

On March 20, 2012, the Board adopted, subject to stockholder approval, an amendment to the Kimco Realty Corporation 2010 Equity Participation Plan (the “Equity Plan”), to increase the maximum number of shares of Common Stock available for issuance or award under the Equity Plan by 5,000,000 shares. The Board believes that increasing the number of shares of Common Stock available for issuance or award under the Equity Plan is necessary to permit the Company to continue to align the interests of participants with those of Company stockholders. The amendment will become effective only upon approval by Company stockholders. If the amendment is not approved by Company stockholders, it will not become effective and the Equity Plan will continue in full force and effect in accordance with its terms.

The Equity Plan authorizes the Executive Compensation Committee to provide equity and/or cash compensation, incentives and awards in the form of stock options, restricted stock, performance shares, dividend equivalents, stock payments, deferred stock, restricted stock units,  stock appreciation rights (“SARs”), other stock-based awards and performance-based awards (which may be payable in either the form of cash or the Company’s common stock) structured by the Executive Compensation Committee within parameters set forth in the Equity Plan, for the purpose of providing the Company’s directors, officers, employees and consultants equity and/or cash compensation, incentives and rewards for superior performance.  As of March 14, 2012, 18,311,590 shares of Common Stock were subject to outstanding awards under the Equity Plan. Based on the closing price of the Company’s common stock on March 14, 2012, the market value of the shares of Common Stock subject to outstanding awards under the Equity Plan was $352.7 million.

A summary of the material features of the Equity Plan, as amended subject to stockholder approval, is set forth below. This summary is qualified in its entirety by reference to the Equity Plan, as amended, which is included as Appendix A to this Proxy Statement.

Summary of the 2010 Equity Participation Plan

General

The Equity Plan authorizes the Executive Compensation Committee to provide equity and/or cash compensation, incentives and awards in the form of stock options, restricted stock, performance shares, dividend equivalents, stock payments, deferred stock, restricted stock units, stock appreciation rights (“SARs”), other stock-based awards and performance-based awards (which may be payable in either the form of cash or the Company’s common stock) structured by the Executive Compensation Committee within parameters set forth in the Equity Plan, for the purpose of providing the Company’s directors, officers, employees and consultants equity and/or cash compensation, incentives and rewards for superior performance. As of March 14, 2012, 18,311,590  shares of Common Stock were subject to outstanding awards under the Equity Plan, and the aggregate number of shares of Common Stock available for issuance under the Equity Plan was 3,318,057. The proposed amendment to the Equity Plan would increase the number of shares of Common Stock available for issuance under the Equity Plan to 8,318,057.

Highlights of the Equity Plan

Key features of the Equity Plan that reflect the Company’s commitment to effective management of incentive compensation include:

•

Limitations on Grants. The number of shares that may be issued or transferred by the Company upon the exercise of incentive stock options (“ISOs”) may not exceed 5,000,000 in the aggregate, subject to certain adjustments, events and limitations described below.

•

No Repricing or Replacement of Options or Stock Appreciation Rights. The Equity Plan prohibits, without stockholder approval: (i) the amendment of options or SARs to reduce the exercise price and (ii) the replacement of an option or SAR with cash or any other award when the price per share of the option or SAR exceeds the fair market value of the underlying shares.

•

No In-the-Money Option or SAR Grants. The Equity Plan prohibits the grant of options or SARs with an exercise or base price less than the fair market value of the Company common stock, generally the closing price of the Company common stock, on the date of grant.

•

Section 162(m) Qualification. The Equity Plan is designed to allow awards made under the Equity Plan, including incentive bonuses, to qualify as performance-based compensation under Section 162(m) of the Code.

•

Independent Administration. The Executive Compensation Committee, which consists of only independent directors, administers the Equity Plan.

Administration

The Equity Plan is generally administered by the Executive Compensation Committee, and the full Board of Directors administers the Equity Plan with respect to awards granted to non-employee members of the Board of Directors. The Executive Compensation Committee may delegate to a committee of one or more members of the Board of Directors or one or more of the Company’s officers the authority to grant or amend awards to participants other than the Company’s senior executives who are subject to Section 16 of the Exchange Act or employees who are “covered employees” within the meaning of Section 162(m) of the Code and the regulations thereunder. The Executive Compensation Committee has the authority to administer the Equity Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, as well as the authority to delegate such administrative responsibilities.

Eligibility

Persons eligible to participate in the Equity Plan include the members of the Board of Directors, employees of the Company, employees of the Company’s subsidiaries and affiliates, and consultants, as determined by the Executive Compensation Committee. As of March 2, 2012, there were approximately 670 employees and consultants, and 7 directors, 7 of whom were non-employee directors, eligible to participate in the Equity Plan.

Limitations on Awards

Subject to certain permitted adjustments, no more than a total of 5,000,000 shares are authorized for grant as ISOs under the Equity Plan.  The maximum number of shares of Common Stock that may be subject to one or more awards granted to any one participant pursuant to the Equity Plan during any calendar year is 750,000 and the maximum amount that may be paid in cash to any one participant during any calendar year with respect to any performance-based awards is $2,000,000.

Awards

The Equity Plan provides for the grant of ISOs, nonqualified stock options, restricted stock, performance shares, dividend equivalents, stock payments, deferred stock, restricted stock units, SARs, other stock-based awards and performance-based awards.

Stock Options.  Stock options, including ISOs, as defined under Section 422 of the Code, and nonqualified stock options may be granted pursuant to the Equity Plan.  The option exercise price of all stock options granted pursuant to the Equity Plan may not be less than 100% of the fair market value of the Company’s common stock on the date of grant.  Stock options may be exercised as determined by the Administrator, but in no event may a stock option have a term extending beyond the tenth anniversary of the date of grant.  ISOs granted to any person who owns, as of the date of grant, stock possessing more than ten percent of the total combined voting power of all classes of the Company’s stock may not have an exercise price that is not less than 110% of the fair market value of the Company’s common stock on the date of grant and may not have a term extending beyond the fifth anniversary of the date of grant.

Restricted Stock.  Restricted stock may be granted pursuant to the Equity Plan.  A restricted stock award is the grant of shares of Common Stock, at a price, if any, as determined by the Administrator, that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met.  Conditions may be based on continuing service to the Company or any of its subsidiaries or affiliates or on achieving performance goals.  During the period of restriction, shares of restricted stock are subject to restrictions and vesting requirements, as provided by the Administrator.  The restrictions lapse in accordance with a schedule or other conditions determined by the Administrator.  Restricted stock may not be sold or encumbered until all restrictions are terminated or expire.

Performance Awards. Performance awards may be granted pursuant to the Equity Plan in the form of Performance Shares, cash bonus awards, stock bonus awards, performance awards or incentive awards that are paid in cash, shares or a combination of both.  Performance Share awards may provide a right to receive shares of restricted stock based on the Company’s performance relative to its peers or based on other performance criteria as determined by the Administrator.  The value of performance awards may be linked to any one or more of the performance criteria set forth in the Equity Plan or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.  Performance awards granted in the form of a cash bonus may be payable upon the attainment of pre-established performance goals based on established performance criteria.  The goals are established and evaluated by the Administrator and may relate to performance over any periods as determined by the Administrator.

Dividend Equivalents.  Dividend equivalents may be granted pursuant to the Equity Plan, except that no dividend equivalents may be payable with respect to options or SARs pursuant to the Equity Plan.  A dividend equivalent is the right to receive the equivalent value of dividends paid on shares.  Dividend equivalents that are granted by the Administrator are credited as of dividend payments dates during the period between the date an award is granted and the date such award vests, is exercised, or is distributed or expires, as determined by the Administrator.  Such dividend equivalents are converted to cash or additional shares of the Company’s common stock by such formula, at such time and subject to such limitations as may be determined by the Administrator.  Any dividend equivalents with respect to an award with performance-based vesting that are based on dividends paid prior to the vesting of such award are only paid out to the holder to the extent that the performance-based vesting conditions are subsequently satisfied and the award vests.

Stock Payments.  Stock payments may be granted pursuant to the Equity Plan.  A stock payment is a payment in the form of shares of the Company’s common stock or an option or other right to purchase shares, as part of a bonus, deferred compensation or other arrangement.  The number or value of shares of any stock payment is determined by the Administrator and may be based on achieving one or more of the performance criteria set forth in the Equity Plan, or other specific criteria determined by the Administrator.  Except as otherwise determined by the Administrator, shares underlying a stock payment which is subject to a vesting schedule or other conditions set by the Administrator are not issued until those conditions have been satisfied.  Stock payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards.

Deferred Stock.  Deferred stock may be granted pursuant to the Equity Plan.  Deferred stock is a right to receive shares of Common Stock.  The number of shares of deferred stock is determined by the Administrator and may be based on achieving one or more of the performance criteria set forth in the Equity Plan, or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.  Except as otherwise determined by the Administrator, shares underlying a deferred stock award which is subject to a vesting schedule or other conditions set by the Administrator are not issued until those conditions have been satisfied.  Deferred stock awards may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards.  Deferred stock may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, and there may be certain tax consequences if the requirements of Section 409A of the Code are not met.

Restricted Stock Units.  Restricted stock units may be granted pursuant to the Equity Plan.  A restricted stock unit award provides for the issuance of Common Stock at a future date upon the satisfaction of specific conditions set forth in the applicable award agreement.  The Administrator specifies the dates on which the restricted stock units become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on achieving performance goals or other specific criteria, including service to the Company or any of its subsidiaries or affiliates.  The Administrator may specify, or permit the restricted stock unit holder to elect, the conditions and dates upon which the shares underlying the restricted stock units will be issued, which dates may not be earlier than the date as of which the restricted stock units vest and which conditions and dates will be subject to compliance with Section 409A of the Code.  Restricted stock units may be paid in cash, shares, or both, as determined by the Administrator.  On the distribution dates, the Company will transfer to the participant one unrestricted, fully transferable share of the Company’s common stock (or the fair market value of one such share in cash) for each restricted stock unit scheduled to be paid out on such date and not previously forfeited.  The Administrator will specify the purchase price, if any, to be paid by the participant to the Company for such shares of the Company’s common stock.

Stock Appreciation Rights.  SARs may be granted pursuant to the Equity Plan.  A SAR entitles its holder, upon exercise of all or a portion of the SAR, to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the SAR from the fair market value on the date of exercise of the SAR by the number of shares with respect to which the SAR has been exercised, subject to any limitations imposed by the Administrator.  The exercise price per share subject to a SAR is set by the Administrator, and, except with respect to certain substitute awards, may not be less than 100% of the fair market value on the date the SAR is granted.  The Administrator determines the period during which the right to exercise the SAR vests in the holder.  No portion of a SAR which is unexercisable at the time the holder’s employment with the Company terminates will thereafter become exercisable, except as may be otherwise provided by the Administrator.  SARs may be exercised as determined by the Administrator, but in no event may a SAR have a term extending beyond the tenth anniversary of the date of grant.  Payment of the SAR may be in cash, shares, or a combination of both, as determined by the Administrator.

Payment Methods

The Administrator determines the methods by which payments by any award holder with respect to any awards granted under the Equity Plan may be paid, the form of payment, including, without limitation: (1) cash or check; (2) shares of our common stock issuable pursuant to the award or held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences and having a fair market value on the date of delivery equal to the aggregate payments required; (3) other property acceptable to the Administrator (including through the delivery of a notice that the award holder has placed a market sell order with a broker with respect to shares of our common stock then issuable upon exercise or vesting of an award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to us upon settlement of such sale); or (4) other form of legal consideration acceptable to the Administrator.  However, no participant who is a member of the Board of Directors or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act is permitted to make payment with respect to any awards granted under the Equity Plan, or continue any extension of credit with respect to such payment in any method which would violate the prohibitions on loans made or arranged by the Company as set forth in Section 13(k) of the Exchange Act.  Only whole shares of common stock may be purchased or issued pursuant to an award.  No fractional shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

Vesting and Exercise of an Award

The applicable award agreement governing an award contains the period during which the right to exercise the award in whole or in part vests, including the events or conditions upon which the vesting of an award will occur or may accelerate.  No portion of an award which is not vested at the holder’s termination of service with the Company will subsequently become vested, except as may be otherwise provided by the Administrator in the agreement relating to the award or by action following the grant of the award.  Generally, an option or stock appreciation right may only be exercised while the holder remains an employee, consultant or non-employee director of us or one of our subsidiaries or affiliates or for a specified period of time (up to the remainder of the award term) following the holder’s termination of service with us or one of our subsidiaries or affiliates.  An award may be exercised for any vested portion of the shares subject to such award until the award expires.  Upon the grant of an award or following the grant of an award, the Administrator may provide that the period during which the award will vest or become exercisable will accelerate, in whole or in part, upon the occurrence of one or more specified events, including a change in control of the Company or a holder’s termination of employment or service with us or otherwise.

Transferability

No award under the Equity Plan may be transferred other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order, unless and until such award has been exercised or the shares underlying such award have been issued and all restrictions applicable to such shares have lapsed.  No award shall be liable for the debts or contracts of the holder or his successors in interest or shall be subject to disposition by any legal or equitable proceedings.  During the lifetime of the holder of an award granted under the Equity Plan, only such holder may exercise such award unless it has been disposed of pursuant to a domestic relations order.  After the holder’s death, any exercisable portion of an award may be exercised by his personal representative or any person empowered to do so under such holder’s will or the then applicable laws of descent and distribution until such portion becomes unexercisable under the Equity Plan or the applicable award agreement.  Notwithstanding the foregoing, the Administrator may permit an award holder to transfer an award other than an ISO to any “family member” of the holder, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, subject to certain terms and conditions.  Further, an award holder may, in a manner determined by the Administrator, designate a beneficiary to exercise the holder’s right and to receive any distribution with respect to any award upon the holder’s death, subject to certain terms and conditions; provided that such beneficiary will be subject to all terms and conditions of the Equity Plan and any award agreement applicable to the holder (except to the extent that that Equity Plan and award agreement otherwise provide) and to any additional restrictions as shall be determined by the Administrator.

Adjustment Provisions

In the event that certain transactions such as a stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders or other changes in corporate structure affect the share price of Common Stock, the Administrator may equitably adjust the class of shares issuable and the maximum number and kind of shares of the Company’s common stock subject to the Equity Plan, and may equitably adjust outstanding awards as to the class, number of shares and price per share of the Company’s common stock.

Amendment and Termination

The Board of Directors may terminate, amend, or modify the Equity Plan in whole or in part at any time; provided, however, that, except to the extent permitted by the Equity Plan in connection with certain changes in capital structure, stockholder approval must be obtained for any amendment to (i) increase the number of shares available under the Equity Plan, (ii) reduce the per share exercise price of any outstanding option or SAR, and (iii) cancel any option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares.  In no event may an award be granted pursuant to the Equity Plan on or after March 15, 2020.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the material federal income tax consequences to an employee, consultant or non-employee director granted an award under the Equity Plan.  This summary deals with the general federal income tax principles that apply and is provided only for general information.  Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed.  Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality.  This summary does not discuss all aspects of federal income taxation that may be relevant in light of a holder’s personal circumstances.  This summarized tax information is not tax advice and a holder of an award should rely on the advice of his or her legal and tax advisors.

A participant who is granted nonqualified stock options will generally not recognize taxable income, nor will the Company be entitled to a deduction, upon the grant of the option.  Upon exercise of the non-qualified stock options, the Company is generally entitled to deduct and the optionee generally recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise.  A participant who is granted ISOs will not recognize taxable income upon grant.  Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise of such ISOs.  However, the excess of the fair market value of the Company’s common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax.  If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss to the participant, and the Company will not be entitled to any deduction.  If the holding period requirements are not met, the option will not meet the requirements of the Code for ISOs and, accordingly, the tax consequences described for nonqualified stock options will apply.

The current federal income tax consequences of other awards authorized under the Equity Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); restricted stock units, stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment.  Compensation otherwise effectively deferred is taxed when paid.  In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to the deduction limitations of Section 162(m) of the Code with respect to covered employees.

Plan Benefits

Awards under the Equity Plan are made at the discretion of the Executive Compensation Committee and therefore it is not possible to determine the benefits that will be received in the future by participants in the Equity Plan.  The following table shows, as to our named executive officers and the various indicated groups, the number of shares of Common Stock subject to outstanding options granted under the Equity Plan as of March 14, 2012.

Name and Principal Position	Number of Shares Subject to Stock Option Awards(2)
Milton Cooper, Executive Chairman of the Board of Directors	1,604,800
David B. Henry, President, Chief Executive Officer and Vice Chairman of the Board of Directors	1,299,800
Michael V. Pappagallo, Executive Vice President, Chief Operating Officer	919,489
Glenn G. Cohen, Executive Vice President, Chief Financial Officer and Treasurer	326,589
Barbara M. Pooley, Executive Vice President, Chief Administrative Officer(1)	78,900
All current executive officers as a group	4,150,678
All employees who are not executive officers	12,142,061
All non-employee directors as a group	857,543

(1)

As of January 13, 2012, Ms. Pooley is no longer an employee of the Company.

(2)

The weighted average exercise price of these options is $27.46 and, as of March 14, 2012, the weighted remaining contractual life of these options is approximately 2.0 years.

VOTE REQUIRED

Approval of the amendment to the Kimco Realty Corporation 2010 Equity Participation Plan requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, provided that the total votes cast on the proposal represents over 50% in interest of all the securities entitled to vote on the proposal.  Abstentions will have the same effect as votes against the proposal and broker non-votes will have the same effect as votes against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event broker non-votes will not have any effect on the results of the votes.  Both abstentions and broker non-votes will be considered present for purposes of determining presence of a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE KIMCO REALTY CORPORATION 2010 EQUITY PARTICIPATION PLAN.

Independent Registered Public Accountants

PricewaterhouseCoopers LLP was engaged to perform the integrated audit of the Company’s consolidated financial statements and of its internal control over financial reporting as of December 31, 2011. There are no affiliations between the Company and PricewaterhouseCoopers LLP, its partners, associates or employees, other than pertaining to its engagement as independent registered public accountants for the Company in previous years. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

The following table provides information relating to the fees billed to the Company by PricewaterhouseCoopers LLP for the years ended December 31, 2011 and 2010:

	2011	2010
Audit Fees (1)	$1,001,557	$1,099,917
Tax Fees	$222,722	$134,756
All Other Fees	$2,095	$2,115

(1)

Audit fees include all fees for services in connection with (i) the annual integrated audit of the Company’s fiscal 2011 and 2010 financial statements and internal controls over financial reporting included in its annual reports on Form 10-K, as amended, (ii) the review of the financial statements included in the Company’s quarterly reports on Form 10-Q, (iii) as applicable, the consents and comfort letters issued in connection with debt and equity offerings and filings of the Company’s shelf registration statements, current reports on Form 8-K and proxy statements during 2011 and 2010, (iv) ongoing consultations regarding accounting for new transactions and pronouncements and (v) out of pocket expenses.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accountants. The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accountants. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent registered public accountants.

On an ongoing basis, management communicates specific projects and categories of services for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of the independent registered public accountants. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services as compared to the approved amounts. The Audit Committee may also delegate the ability to pre-approve audit and permitted non-audit services to a subcommittee consisting of one or more members, provided that such pre-approvals are reported on at a subsequent Audit Committee meeting. All services performed for 2011 and 2010 were pre-approved by the Audit Committee.

PROPOSAL 4

Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent

Registered Public Accounting Firm

In accordance with its charter, the Audit Committee has selected the firm of PricewaterhouseCoopers LLP, an independent registered public accounting firm, to be the Company’s auditors for the year 2012 and with the endorsement of the Board of Directors, recommends to stockholders that they ratify that appointment.  PricewaterhouseCoopers LLP has been the Company’s independent registered public accountants since 1986.

VOTE REQUIRED

The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the matter. For purposes of this proposal, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE “FOR” THIS PROPOSAL.

Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports (Forms 3, 4 and 5) of the ownership and changes in the ownership of such equity securities with the SEC and the NYSE. Officers, directors and beneficial owners of more than ten percent of the Company’s stock are required by SEC regulation to furnish the Company with copies of all such forms which they file.

Based solely on the Company’s review of the copies of Forms 3, 4 and 5 and amendments thereto received by it for the year ended December 31, 2011, or written representations from certain reporting persons that no such forms were required to be filed by those persons, the Company believes that during the year ended December 31, 2011, all such filings under Section 16(a) of the Exchange Act were filed on a timely basis by its officers, directors, beneficial owners of more than ten percent of the Company’s stock and other persons subject to Section 16(a) of the Exchange Act.

Stockholder Nominees for Director and Other Stockholder Proposals. Stockholders interested in presenting a proposal for inclusion in the Proxy Statement for the 2013 Annual Meeting of stockholders may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals must be received at the Company’s principal executive offices by November 19, 2012 or not less than 120 calendar days before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting. Under our current Bylaws, nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders at our 2013 Annual Meeting, but not included in Company’s proxy statement, may be made by a stockholder of record at the time of giving notice by the stockholder and at the time of the Meeting who delivers notice along with the additional information and materials required by our current Bylaws to our Secretary at the principal executive office of the Company not earlier than 150 days and not later than 5:00 p.m. on the 120th day prior to the first anniversary of the date of the proxy statement for the 2012 Annual Meeting. In order for a nomination to be considered, the notice must include the information as to such nominee and submitting stockholder that would be required to be included in a proxy statement under the proxy rules of the SEC if such stockholder were to solicit proxies from all stockholders of the Company for the election of such nominee as a director and if such solicitation were one to which Regulation 14A under the Exchange Act applied. In addition, proponents must provide all of the information required by our current Bylaws. We also may require any proposed nominee to furnish such other information as may be reasonably required to determine whether the proposed nominee is eligible to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the nominee’s independence or lack thereof. You can obtain a copy of the full text of the Bylaw provision noted above by writing to our Secretary at our address listed on the cover of this Proxy Statement. Our current Bylaws were filed with the SEC as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2008.

Documents Incorporated by Reference. This Proxy Statement incorporates documents by reference which are not presented herein or delivered herewith. Reference should be made to the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, and the Company’s Annual Report delivered together with this Proxy Statement, such documents incorporated herein by reference, for financial information and related disclosures required to be included herein. Documents incorporated by reference (except for certain exhibits to such documents, unless such exhibits are specifically incorporated herein) are available upon request without charge. Requests may be oral or written and should be directed to the attention of the Secretary of the Company at the principal executive offices of the Company. In addition, within the Investors section of the Company’s website located at www.kimcorealty.com, you can obtain, free of charge, a copy of the Company’s annual report on Form 10-K, quarterly reports on

Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act of 1934, as amended, as soon as reasonably practicable after we file such material electronically with, or furnish it to, the SEC.

All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the date of the Meeting shall be deemed incorporated by reference into this Proxy Statement and shall be deemed a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein (or subsequently filed document which is also incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part of this Proxy Statement, except as so modified or superseded.

Other Business. All shares represented by the accompanying proxy will be voted in accordance with the proxy. The Company knows of no other business which will come before the Meeting for action. However, as to any such business, the persons designated as proxies will have authority to act in their discretion.

Appendix A

KIMCO REALTY CORPORATION
2010 EQUITY PARTICIPATION PLAN

ARTICLE 1.

PURPOSE

The purpose of the Kimco Realty Corporation 2010 Equity Participation Plan (the “Plan”) is to promote the success and enhance the value of Kimco Realty Corporation (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.  The singular pronoun shall include the plural where the context so indicates.

2.1

“Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 12.  With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 12.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2

“Affiliate” shall mean (a) Subsidiary; and (b) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (i) the Company or (ii) any Subsidiary.

2.3

“Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4

“Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

2.5

“Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.6

“Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.3.

2.7

“Board” shall mean the Board of Directors of the Company.

2.8

“Change in Control” shall mean (a) a transaction or series of transactions resulting in more than 50% of the voting stock of the Company being held by a Person or Group (as defined in Rule 13d-5 under the Exchange Act) that does not include the Company; (b) the date on which a majority of the members of the Board is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; (c) the consummation by the Company of a sale or other disposition of all or substantially all of the assets of the Company, in any single transaction or series of related transactions, to a Person (as defined in Rule 13d-5 under the Exchange Act) who is not an affiliate of the Company or an entity in which the shareholders of the Company immediately prior to such transaction do not control more than 50% of the voting power immediately following the transaction; (d) a merger, consolidation, reorganization or business combination of the Company into another entity which is not an affiliate of the Company or an entity in which the shareholders of the Company immediately prior to such transaction do not control more than 50% of the voting power immediately following the transaction; or (e) the approval by the Company’s stockholders of a liquidation or dissolution of the Company; provided, that the transaction or event described in (a), (b), (c), (d) or (e) constitutes a “change in control event” as defined in Section 1.409A-3(i)(5) of the Department of Treasury Regulations.

2.9

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.10

“Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 12.1.

2.11

“Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

2.12

“Company” shall mean Kimco Realty Corporation, a Maryland corporation.

2.13

“Consultant” shall mean any consultant or adviser if (a) the consultant or adviser renders “significant services” as defined in Treasury regulation §1.409A-1(f)(2)(iii) to the Company and otherwise meets the requirements for a “service provider” as set forth in Treasury regulation §1.409A-1(f) with respect to the Company or of any corporation which is an Affiliate; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

2.14

 “Covered Employee” shall mean any Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.15

“Deferred Stock” shall mean a right to receive Shares, pursuant to a deferred compensation arrangement or otherwise, awarded under Section 9.4.

2.16

“Director” shall mean a member of the Board, as constituted from time to time.

2.17

“Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.

2.18

“DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.19

“Effective Date” shall mean the date the Plan is approved by the Board, subject to approval of the Plan by the Company’s stockholders.

2.20

“Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.

2.21

“Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company, of Kimco Realty Services, Inc., or of any corporation which is a Subsidiary.

2.22

“Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.23

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.24

“Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a)

If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)

If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)

If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.25

“Full Value Award” shall mean any Award other than (i) an Option, (ii) a Stock Appreciation Right or (iii) any other Award for which the Holder pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or any Affiliate).

2.26

“Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.27

“Holder” shall mean a person who has been granted an Award.

2.28

“Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.29

 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.30

“Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.31

“Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 6.  An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.32

“Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.33

“Performance Award” shall mean a Performance Share award or a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1.

2.34

“Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.35

“Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a)

The Performance Criteria that shall be used to establish Performance Goals are limited to the following:  (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings, income or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital or invested capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs, cost reduction or savings; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share of Common Stock or appreciation in the fair market value of Common Stock; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; and (xxiii) economic value, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices; provided, that, to the extent applicable, each of the business criteria described in this subsection (a) shall be determined in accordance with Applicable Accounting Standards.

(b)

The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals.  Such adjustments may include one or more of the following:  (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii)  items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions; (xx) items related to changes in Applicable Accounting Standards; or (xxi) items reflecting adjustments to funds from operations with respect to straight-line rental income as reported in the Company’s Exchange Act reports.  For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

2.36

“Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual.  The achievement of each Performance Goal shall be determined in accordance with Applicable Accounting Standards.

2.37

“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, a Performance Award.

2.38

“Performance Shares” shall mean the right to receive shares of Common Stock and/or Restricted Stock awarded under Section 9.1(c).

2.39

“Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

2.40

 “Plan” shall mean this Kimco Realty Corporation 2010 Equity Participation Plan, as it may be amended or restated from time to time.

2.41

“Prior Plan” shall mean the Second Amended and Restated 1998 Equity Participation Plan of Kimco Realty Corporation (Restated February 25, 2009), as such plan may be amended from time to time.

2.42

“Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.43

“Restricted Stock” shall mean Common Stock awarded under Article 8 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.44

“Restricted Stock Units” shall mean the right to receive Shares awarded under Section 9.5.

2.45

“Retirement” of a Holder shall mean his Termination of Service on or after his sixty-fifth (65th) birthday or his completion of twenty (20) full (not necessarily consecutive) years of employment, consultancy or directorship, as the case may be, with the Company.

2.46

“Securities Act” shall mean the Securities Act of 1933, as amended.

2.47

“Shares” shall mean shares of Common Stock.

2.48

“Stock Appreciation Right” shall mean a stock appreciation right granted under Article 10.

2.49

“Stock Payment” shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 9.3.

2.50

“Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.51

“Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.52

“Termination of Service” shall mean,

(a)

As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or an Affiliate is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or Retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate.

(b)

As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or Retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

(c)

As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Affiliate is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or Retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to Terminations of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.   For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1

Number of Shares.

(a)

Subject to Section 13.2 and Section 3.1(b), the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be the sum of (i) 5,000,000 Shares and (ii) any Shares which as of the date the Stockholders approve the Plan are available for issuance under the Prior Plan and which following such date are not issued under the Prior Plan; provided, however, that such aggregate number of Shares available for issuance under the Plan shall be reduced by 3 1/3 shares for each Share delivered in settlement of any Full Value Award.

(b)

If any Shares subject to an Award are forfeited or expire or such Award is settled for cash (in whole or in part) or any Shares subject to an award under the Prior Plan are forfeited or expire or such award is settled for cash (in whole or in part) following the date the Company’s stockholders approve the Plan, the Shares subject to such Award or award under the Prior Plan shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan, in accordance with Section 3.1(d) below.  Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and will not be available for future grants of Awards:  (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options.  Any Shares repurchased by the Company under Section 8.4 at the same price paid by the Holder so that such shares are returned to the Company will again be available for Awards.  The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.  Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c)

Substitute Awards shall not reduce the Shares authorized for grant under the Plan.  Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

(d)

Any Shares that again become available for grant pursuant to this Section 3.1 shall be added back as (i) one Share if such Shares were subject to an Option or a Stock Appreciation Right granted under the Plan or an option or stock appreciation right granted under the Prior Plan, and (ii) as 3 1/3 Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan or awards other than options or stock appreciation rights granted under the Prior Plan.

3.2

Stock Distributed.  Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

3.3

Limitation on Number of Shares Subject to Awards.  Notwithstanding any provision in the Plan to the contrary, and subject to Section 13.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 750,000 and the maximum aggregate amount of cash that may be paid in cash during any calendar year with respect to one or more Awards payable in cash shall be $2,000,000.  To the extent required by Section 162(m) of the Code, Shares subject to Awards which are canceled shall continue to be counted against the Award Limit.

ARTICLE 4.

GRANTING OF AWARDS

4.1

Participation.  The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan.  No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2

Award Agreement.  Each Award shall be evidenced by an Award Agreement.  Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.  Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3

Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule.  To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4

At-Will Employment.  Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate.

4.5

Foreign Holders.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange.  Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, any other securities law or governing statute, the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law.

4.6

Stand-Alone and Tandem Awards.  Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan.  Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5.

PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS PERFORMANCE-BASED COMPENSATION.

5.1

Purpose.  The Committee, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance-Based Compensation.  If the Committee, in its sole discretion, decides to grant such an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation, then the provisions of this Article 5 shall control over any contrary provision contained in the Plan.  The Administrator may in its sole discretion grant Awards to other Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation.  Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

5.2

Applicability.  The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.

5.3

Types of Awards.  Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to an Eligible Individual intended to qualify as Performance-Based Compensation, including, without limitation, Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals, and any Performance Awards described in Article 9 that vest or become exercisable or payable upon the attainment of one or more specified Performance Goals.

5.4

Procedures with Respect to Performance-Based Awards.  To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 7 or 8 to one or more Eligible Individuals and which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period.  Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period.  In determining the amount earned under such Awards, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period.

5.5

Payment of Performance-Based Awards.  Unless otherwise provided in the applicable Program or Award Agreement and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Holder must be employed by the Company or an Affiliate throughout the Performance Period.  Unless otherwise provided in the applicable Performance Goals, Program or Award Agreement, a Holder shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

5.6

Additional Limitations.  Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan, the Program and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 6.

GRANTING OF OPTIONS

6.1

Granting of Options to Eligible Individuals.  The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

6.2

Qualification of Incentive Stock Options.  No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any “subsidiary corporation” of the Company (as defined in Section 424(f) of the Code).  No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.  Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Affiliate or parent corporation thereof (each as defined in Section 424(f) and (e) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code.  The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.

6.3

Option Exercise Price.  The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).  In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

6.4

Option Term.  The term of each Option shall be set by the Administrator in its sole discretion; provided, however, that no Option may be exercised to any extent by anyone after the first to occur of the following events:

(a)

In the case of an Incentive Stock Option, (i) the expiration of ten years from the date the Option was granted, or (ii) in the case of a Greater Than 10% Stockholder, the expiration of five years from the date the Incentive Stock Option was granted;

(b)

In the case of a Non-Qualified Stock Option, the expiration of ten years and one day from the date the Non-Qualified Stock Option was granted;

(c)

Except (i) in the case of any Holder who is disabled (within the meaning of Section 22(e)(3) of the Code) or (ii) as otherwise determined by the Administrator in its discretion either pursuant to the terms of an applicable Award Agreement or by action of the Administrator taken at the time of the Holder’s Termination of Services, the expiration of three months from the date of the Holder’s Termination of Services for any reason other than such Holder’s death (unless the Holder dies within said three-month period) or Retirement;

(d)

In the case of a Holder who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Holder’s Termination of Services for any reason other than such Holder’s death (unless the Holder dies within said one-year period) or Retirement;

(e)

The expiration of one year from the date of the Holder’s death; or

(f)

In the case of the Holder’s Retirement, the earlier of (i) the date the Holder engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, or (ii) the expiration of the term of the Option in accordance with clause (a) or (b) above.

Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Option relating to such a Termination of Service.

6.5

Option Vesting.

(a)

The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted.  Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator.  At any time after grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(b)

No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Program, the Award Agreement or by action of the Administrator following the grant of the Option.

6.6

Substitute Awards.  Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant; provided, that the excess of (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

6.7

Substitution of Stock Appreciation Rights.  The Administrator may provide in the applicable Program or the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price and remaining term as the substituted Option.

ARTICLE 7.

EXERCISE OF OPTIONS

7.1

Partial Exercise.  An exercisable Option may be exercised in whole or in part.  However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.

7.2

Manner of Exercise.  All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)

A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised.  The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b)

Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law.  The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)

In the event that the Option shall be exercised pursuant to Section 11.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

(d)

Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 11.1 and 11.2.

7.3

Notification Regarding Disposition.  The Holder shall give the Company prompt written or electronic notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

ARTICLE 8.

AWARD OF RESTRICTED STOCK

8.1

Award of Restricted Stock.

(a)

The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b)

The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value of the Shares to be purchased, unless otherwise permitted by applicable state law.  In all cases, legal consideration shall be required for each issuance of Restricted Stock.

8.2

Rights as Stockholders.  Subject to Section 8.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in the applicable Program or in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 8.3.

8.3

Restrictions.  All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of the applicable Program or in each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide.  Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder’s duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator.  By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the Program or the Award Agreement in the event of a Change in Control or the applicable Holder’s Retirement, death or disability.  Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.  Except as otherwise provided by any written agreement between the Company and any applicable Holder, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon the Holder’s Termination of Services with the Company.

8.4

Repurchase or Forfeiture of Restricted Stock.  If no price was paid by the Holder for the Restricted Stock, upon a Termination of Service the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration.  If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the Program or the Award Agreement.  The Administrator in its sole discretion may provide that in the event of certain events, including a Change in Control, the Holder’s death, Retirement or disability or any other specified Termination of Service or any other event, the Holder’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.

8.5

Certificates for Restricted Stock.  Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine.  Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in it sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

8.6

Section 83(b) Election.  If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 9.

AWARD OF PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS, RESTRICTED STOCK UNITS

9.1

Performance Awards.

(a)

The Administrator is authorized to grant Performance Awards (including Performance Share Awards) to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation.  The value of Performance Awards may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.  Performance Awards may be paid in cash, Shares (including shares of Restricted Stock), or both, as determined by the Administrator.

(b)

Without limiting Section 9.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.  Any such bonuses paid to a Holder which are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 5.

(c)

The Administrator is authorized to grant Performance Share Awards to any Eligible Individual.  The number and terms and conditions of Performance Shares shall be determined by the Administrator.  The Administrator shall specify the date or dates on which the Performance Shares shall become vested and shall determine to what extent such Performance Shares have vested, based upon such conditions to vesting as it deems appropriate, including conditions based on one or more Performance Criteria or other specific criteria, including total stockholder return of the Company relative to the range of total return to stockholders of the constituent companies in a specific peer group of the Company, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.  The Performance Shares shall be payable in shares of Common Stock and/or Restricted Stock.  To the extent Performance Shares are payable in shares of Restricted Stock, the Administrator shall, subject to the terms and provisions with respect to Restricted Stock set forth in Article 8, specify the conditions and dates upon which the shares of Restricted Stock underlying the Performance Shares shall be issued and the conditions and dates upon which such shares of Restricted Stock shall become vested and nonforfeitable, which dates shall not be earlier than the date as of which the Performance Shares vest.

9.2

Dividend Equivalents.

(a)

Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator.  Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.  In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

(b)

Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

9.3

Stock Payments.  The Administrator is authorized to make Stock Payments to any Eligible Individual.  The number or value of shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Affiliate, determined by the Administrator.  Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until those conditions have been satisfied.  Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder.  Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual, pursuant to such policies and procedures as may be established by the Administrator.

9.4

Deferred Stock.  The Administrator is authorized to grant Deferred Stock to any Eligible Individual.  The number of shares of Deferred Stock shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Affiliate, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator.  Shares underlying a Deferred Stock award which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until those conditions have been satisfied.  Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Shares underlying the Award have been issued to the Holder.  Awards of Deferred Stock may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual, pursuant to such policies and procedures as may be established by the Administrator.

9.5

Restricted Stock Units.  The Administrator is authorized to grant Restricted Stock Units to any Eligible Individual.  The number and terms and conditions of Restricted Stock Units shall be determined by the Administrator.  The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.  The Administrator shall specify, or permit the Holder to elect, the conditions and dates upon which the Shares underlying the Restricted Stock Units which shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be subject to compliance with Section 409A of the Code.  Restricted Stock Units may be paid in cash, Shares, or both, as determined by the Administrator.  On the distribution dates, the Company shall issue to the Holder one unrestricted, fully transferable Share (or the Fair Market Value of one such Share in cash) for each vested and nonforfeitable Restricted Stock Unit.

9.6

Term.  The term of a Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award shall be set by the Administrator in its sole discretion.

9.7

Exercise or Purchase Price.  The Administrator may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, shares distributed as a  Stock Payment award or shares distributed pursuant to a Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by applicable law.

9.8

Exercise upon Termination of Service.  A Performance Award, Dividend Equivalent award, Deferred Stock award,  Stock Payment award and/or Restricted Stock Unit award is exercisable or distributable only while the Holder is an Employee, Director or Consultant, as applicable.  The Administrator, however, in its sole discretion may provide that the Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award may be exercised or distributed subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, Retirement or disability or any other specified Termination of Service.

ARTICLE 10.

AWARD OF STOCK APPRECIATION RIGHTS

10.1

Grant of Stock Appreciation Rights.

(a)

The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.

(b)

A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose.  Except as described in (c) below, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

(c)

Notwithstanding the foregoing provisions of Section 10.1(b) to the contrary, in the case of an Stock Appreciation Right that is a Substitute Award, the price per share of the shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided, that the excess of (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

10.2

Stock Appreciation Right Vesting.

(a)

The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted.  Such vesting may be based on service with the Company or any Affiliate, or any other criteria selected by the Administrator.  At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which a Stock Appreciation Right vests.

(b)

No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

10.3

Manner of Exercise.  All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)

A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised.  The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(b)

Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations.  The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and

(c)

In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.

10.4

Stock Appreciation Right Term.  The term of each Stock Appreciation Right shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted.  The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the expiration date of the Stock Appreciation Right term.  Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

10.5

Payment.  Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 10 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

ARTICLE 11.

ADDITIONAL TERMS OF AWARDS

11.1

Payment.  The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation, (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator.  The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders.  Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

11.2

Tax Withholding.  The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan.  The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Holder to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the surrender of Shares).  The number of Shares which may be so withheld or surrendered shall be limited to the number of shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.  The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

11.3

Transferability of Awards.

(a)

Except as otherwise provided in Section 11.3(b):

(i)

No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii)

No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii)

During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b)

Notwithstanding Section 11.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions:

(i)

An Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution;

(ii)

An Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); and

(iii)

The Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer.

(c)

Notwithstanding Section 11.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator.  If the Holder is married and resides in a community property state, a designation of a person other than the Holder’s spouse as his or her beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse.  If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided, that such change or revocation is filed with the Administrator prior to the Holder’s death.

11.4

Conditions to Issuance of Shares.

(a)

Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration.  In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

(b)

All Share certificates delivered pursuant to the Plan and all shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded.  The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c)

The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d)

No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

(e)

Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

11.5

Forfeiture Provisions.  Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written or electronic instrument, that (a) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b) (i) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Service for “cause” (as such term is defined in the sole discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Holder).

11.6

Prohibition on Repricing.  Subject to Section 13.2, the Administrator shall not, without the approval of the stockholders of the Company, (a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares.  Subject to Section 13.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

11.7

Full Value Award Vesting Limitations.  Notwithstanding any other provision of the Plan to the contrary, Full Value Awards made to Employees or Consultants shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year measured from the commencement of the period over which performance is evaluated) following the date the Award is made; provided, however, that, notwithstanding the foregoing, (a) the Administrator may lapse or waive such vesting restrictions upon the Holder’s death, disability or Retirement and (b) Full Value Awards that result in the issuance of an aggregate of up to 5% of the shares of Stock available pursuant to Section 3.1(a) may be granted to any one or more Holders without respect to such minimum vesting provisions.

ARTICLE 12.

ADMINISTRATION

12.1

Administrator.  The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded; provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.l or otherwise provided in any charter of the Committee.  Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment.  Committee members may resign at any time by delivering written or electronic notice to the Board.  Vacancies in the Committee may only be filled by the Board.  Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.6.

12.2

Duties and Powers of Committee.  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions.  The Committee shall have the power to interpret the Plan, the Program  and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided, that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 13.10.  Any such grant or award under the Plan need not be the same with respect to each Holder.  Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code.  In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

12.3

Action by the Committee.  Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee.  Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.4

Authority of Administrator.  Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a)

Designate Eligible Individuals to receive Awards;

(b)

Determine the type or types of Awards to be granted to each Eligible Individual;

(c)

Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d)

Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any reload provision, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e)

Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)

Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g)

Decide all other matters that must be determined in connection with an Award;

(h)

Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)

Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and

(j)

Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

12.5

Decisions Binding.  The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

12.6

Delegation of Authority.  To the extent permitted by applicable law or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to Article 12; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and applicable securities laws or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.  Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee.  At all times, the delegatee appointed under this Section 12.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 13.

MISCELLANEOUS PROVISIONS

13.1

Amendment, Suspension or Termination of the Plan.  Except as otherwise provided in this Section 13.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee.  However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 13.2, (i) increase the limits imposed in Section 3.1 on the maximum number of shares which may be issued under the Plan, or (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares.  Except as provided in Section 13.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.  No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

13.2

Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)

In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan, and adjustments of the Award Limit, and adjustments of the manner in which shares subject to Full Value Awards will be counted); (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan.  Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b)

In the event of any transaction or event described in Section 13.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)

To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

(ii)

To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)

To make adjustments in the number and type of shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv)

To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and

(v)

To provide that the Award cannot vest, be exercised or become payable after such event.

(c)

In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 13.2(a) and 13.2(b):

(i)

The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii)

The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan, and adjustments of the Award Limit, and adjustments of the manner in which shares subject to Full Value Awards will be counted).  The adjustments provided under this Section 13.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

(d)

Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation.  In the event an Award is assumed or an equivalent Award substituted, and a Holder has a Termination of Service upon or within twelve (12) months following the Change in Control, then such Holder shall be fully vested in such assumed or substituted Award.

(e)

In the event that the successor corporation in a Change in Control refuses to assume or substitute for the Award, the Administrator may cause any or all of such Awards to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Awards to lapse.  If an Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and the Award shall terminate upon the expiration of such period.

(f)

For purposes of this Section 13.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each share of Common Stock subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(g)

The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(h)

With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify.  No adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code.  Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(i)

The existence of the Plan, the Program, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(j)

No action shall be taken under this Section 13.2 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

(k)

In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.

13.3

Approval of Plan by Stockholders.  The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan.  Awards may be granted or awarded prior to such stockholder approval; provided, that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no shares of Common Stock shall be issued pursuant thereto prior to the time when the Plan is approved by the stockholders; provided, further, that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

13.4

No Stockholders Rights.  Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Award until the Holder becomes the record owner of such shares of Common Stock.

13.5

Paperless Administration.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

13.6

Effect of Plan upon Other Compensation Plans.  The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate.  Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate to (a) establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate or (b) grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

13.7

Compliance with Laws.  The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements), the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.  Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.  To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

13.8

Titles and Headings, References to Sections of the Code or Exchange Act.  The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.  References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

13.9

Governing Law.  The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.

13.10

Section 409A.  To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code.  To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date.  Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

13.11

No Rights to Awards.  No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

13.12

Unfunded Status of Awards.  The Plan is intended to be an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.

13.13

Indemnification.  To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.14

Relationship to other Benefits.  No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

13.15

Expenses.  The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time ON 4/30/2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time ON 4/30/2012. Have your proxy card in hand when you call and then follow the instructions.

AUTHORIZE YOUR PROXY BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

KIMCO REALTY CORPORATION 3333 NEW HYDE PARK ROAD STE 100 NEW HYDE PARK, NY 11042

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M43001-P23238	KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

KIMCO REALTY CORPORATION				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote “FOR” all of the following nominees:
DIRECTORS				O	O	O
1 -	THE BOARD OF DIRECTORS RECOMMENDS: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES:

	01)	M. Cooper	04)	J. Grills	07)	F. Lourenso
	02)	P. Coviello	05)	D. Henry	08)	C. Nicholas
	03)	R. Dooley	06)	F. P. Hughes	09)	R. Saltzman	The Board of Directors recommends

The Board of Directors recommends that you vote "FOR" the following proposals:								For	Against	Abstain

2 -	THE BOARD OF DIRECTORS RECOMMENDS: A VOTE FOR THE ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION.							O	O	O

3 -

THE BOARD OF DIRECTORS RECOMMENDS: A VOTE FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2010 EQUITY PARTICIPATION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THAT PLAN BY 5,000,000 SHARES.

								O	O	O

4 -	THE BOARD OF DIRECTORS RECOMMENDS: A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2012.							O	O	O

5 -

TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

								O	O	O

Please indicate if you plan to attend this meeting				O	O
				Yes	No

Please sign exactly as your name(s) appear(s) hereon and date. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give full title as such. Joint owners should each sign personally. All holders must sign.

Signature [PLEASE SIGN WITHIN BOX]				Date		Signature (Joint Owners)	Date

ADMISSION TICKET

For security purposes, please bring this ticket and valid picture identification with you if you are attending the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at  www.proxyvote.com.

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M43002-P23238

KIMCO REALTY CORPORATION PROXY This Proxy is Solicited on Behalf of the Board of Directors of Kimco Realty Corporation

The undersigned stockholder of Kimco Realty Corporation, a Maryland Corporation, hereby appoints Milton Cooper and Bruce Rubenstein, or either of them, as Proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent the undersigned with all powers possessed by the undersigned if personally at the meeting, and to vote all of the shares of Common Stock of Kimco Realty Corporation held of record by the undersigned at the close of business of March 2, 2012, at the Annual Meeting of Stockholders to be held on May 1, 2012, at 10:00 a.m., local time, or any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement, the terms of each of which are incorporated by reference into this Proxy, and revokes any proxy heretofore given with respect to such meeting.

The undersigned also provides directions to the Hartford Retirement Plans Group, Directed Trustee, to vote shares of Common stock of the Company, allocated respectively, to accounts of the undersigned under The Kimco 401(K) Savings Plan and which are entitled to be voted at the aforesaid Annual Meeting or any adjournment thereof, as specified on the reverse side of this proxy card.

The Board of Directors of the Company recommends that stockholders vote FOR the election of the Board of Director nominees named in the Proxy Statement, FOR the advisory approval of the Company's executive compensation, FOR the approval of an amendment to the Company's 2010 Equity Participation Plan and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2012.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder and in the discretion of the Proxies upon such other business as may properly come before the meeting. If properly executed, but no direction is made, this proxy will be voted FOR items 1, 2, 3 and 4. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Continued and to be signed on reverse side